EXHIBIT 99.2


                        MORTGAGE LOAN PURCHASE AGREEMENT

            This Mortgage Loan Purchase Agreement, dated as of August 1, 2006 (this "Agreement"), is entered into between NOMURA CREDIT & CAPITAL, INC. (the "Seller") and WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC. (the "Purchaser").

            The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Exhibit A. The Purchaser intends to deposit the Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), dated as of August 1, 2006, among the Purchaser, as depositor, Wachovia Bank, National Association, as master servicer (in such capacity, the "Master Servicer"), LNR Partners, Inc., as special servicer (the "Special Servicer") and Wells Fargo Bank, N.A., as trustee (the "Trustee"). Capitalized terms used but not defined herein (including the Schedules attached hereto) have the respective meanings set forth in the Pooling and Servicing Agreement.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans delivered to the Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of $639,859,272 (the "Nomura Mortgage Loan Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-Off Date, after giving effect to any payments due on or before such date, whether or not such payments are received.

            The Nomura Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-Off Date (after giving effect to any payments due on or before such date whether or not such payments are received), is expected to equal an aggregate principal balance (the "Cut-Off Date Pool Balance") of $3,079,909,568 (subject to a variance of plus or minus 5.0%). The purchase and sale of the Mortgage Loans shall take place August 23, 2006, or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing Date"). The consideration (the "Aggregate Purchase
Price") for the Mortgage Loans shall be equal to (i)        % of the Nomura
Mortgage Loan Balance as of the Cut-Off Date, plus (ii) $2,462,554, which amount represents the amount of interest accrued on the Nomura Mortgage Loan Balance at the related Net Mortgage Rate for the period from and including the Cut-Off Date up to but not including the Closing Date but does not reflect any deduction for any fees and/or expenses incurred in connection with this transaction.

            The Aggregate Purchase Price shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

            SECTION 2. Conveyance of Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt by the Seller of the Aggregate Purchase Price and satisfaction of the other conditions to closing that are for the benefit of the Seller, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds.

            (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-Off Date, and all other recoveries of principal and interest collected after the Cut-Off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-Off Date). All scheduled payments of principal and interest due on or before the Cut-Off Date but collected on or after the Cut-Off Date, and recoveries of principal and interest collected on or before the Cut-Off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-Off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

            (c) No later than the Closing Date, the Seller shall, on behalf of the Purchaser, deliver to the Trustee, the documents and instruments specified below with respect to each Mortgage Loan (each a "Mortgage File"). All Mortgage Files so delivered will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall contain the following documents:

            (i) the original executed Mortgage Note including any power of attorney related to the execution thereof, together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of "Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C27" or in blank (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto);

            (ii) an original or copy of the Mortgage, together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

            (iii) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

            (iv) an original executed assignment, in recordable form (except for any missing recording information), of (a) the Mortgage, (b) any related Assignment of Leases (if such item is a document separate from the Mortgage and to the extent not already assigned pursuant to preceding clause (a) and (c) any other recorded document relating to the Mortgage Loan otherwise included in the Mortgage File, in favor of "Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C27", or in blank;

            (v) an original assignment of all unrecorded documents relating to the Mortgage Loan (to the extent not already assigned pursuant to clause
      (iv) above), in favor of "Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C27", or in blank;

            (vi) originals or copies of any modification, consolidation, assumption and substitution agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the Mortgage Loan has been assumed or consolidated;

            (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

            (viii) any filed copies (bearing evidence of filing) or other evidence of filing satisfactory to the Purchaser of any prior UCC Financing Statements in favor of the originator of such Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement and continuation statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, an original UCC Amendment, in form suitable for filing in favor of "Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C27, as assignee", or in blank;

            (ix) an original or copy of (a) any Ground Lease, Memorandum of Ground Lease and ground lessor estoppel, (b) any loan guaranty or indemnity and (c) any environmental insurance policy;

            (x) any intercreditor agreement relating to permitted debt (including, without limitation, mezzanine debt) of the Mortgagor;

            (xi) copies of any loan agreement, escrow agreement or security agreement relating to such Mortgage Loan;

            (xii) a copy of any letter of credit and related transfer documents relating to such Mortgage Loan;

            (xiii) copies of any management agreements and applicable transfer or assignment documents;

            (xiv) copies of any cash management agreements and applicable transfer or assignment documents;

            (xv) copies of franchise agreements and franchisor comfort letters, if any, for hospitality properties and applicable transfer or assignment documents; and

            (xvi) with respect to any Companion Loan, all of the above documents with respect to such Companion Loan and the related Intercreditor Agreement; provided that a copy of each Mortgage Note relating to such Companion Loan, rather than the original, shall be provided, and no assignments shall be provided.

            (d) The Seller shall take all actions reasonably necessary (i) to permit the Trustee to fulfill its obligations pursuant to Section 2.01(d) of the Pooling and Servicing Agreement and (ii) to perform its obligations described in
Section 2.01(d) of the Pooling and Servicing Agreement. Without limiting the generality of the foregoing, if a draw upon a letter of credit is required before its transfer to the Trust Fund can be completed, the Seller shall draw upon such letter of credit for the benefit of the Trust Fund pursuant to written instructions from the Master Servicer. The Seller shall reimburse the Trustee for all reasonable costs and expenses, if any, incurred by the Trustee for recording any documents described in Section 2(c)(iv)(c) hereof and filing any assignments of UCC Financing Statements described in the proviso in the third to last sentence in Section 2.01(d) of the Pooling and Servicing Agreement.

            (e) All documents and records (except draft documents, privileged communications and internal correspondence and credit, due diligence and other underwriting analysis, documents, data or internal worksheets, memoranda, communications and evaluations of the Seller) relating to each Mortgage Loan and in the Seller's possession (the "Additional Mortgage Loan Documents") that are not required to be delivered to the Trustee shall promptly be delivered or caused to be delivered by the Seller to the Master Servicer or at the direction of the Master Servicer to the appropriate sub-servicer, together with any related escrow amounts and reserve amounts.

            (f) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller which secure any Mortgage Loan.

            SECTION 3. Representations, Warranties and Covenants of Seller.

            (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

            (i) The Seller is a corporation organized and validly existing and in good standing under the laws of the State of Delaware and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement;

            (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other laws relating to or affecting the enforcement of creditors' rights in general, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) and by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws;

            (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's certificate of incorporation or bylaws,
      (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound;

            (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder;

            (v) The Seller is not a party to or bound by any agreement or instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained);

            (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the consummation of the transactions contemplated by this Agreement except as have previously been obtained and no bulk sale law applies to such transactions;

            (vii) No litigation is pending or, to the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement;

            (viii) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Aggregate Purchase Price. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller; and

            (ix) The Seller has examined the Disclosure Material (as defined below) set forth in the Preliminary Prospectus Supplement (as defined below), the Prospectus Supplement (as defined below) to the accompanying Prospectus (as defined below), the Preliminary Memorandum (as defined below) and the Memorandum (as defined below), relating to the Certificates. The Seller hereby represents and warrants that the Disclosure Material is appropriately responsive in all material respects to the applicable requirements of Items 1104, 1110, 1111, 1117 and 1119 of Regulation AB with respect to the Seller and the Nomura Mortgage Loans.

            (x) For so long as the Trust Fund is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or, with respect to any Companion Loan that is deposited into another securitization, the depositor in such other securitization) and the Trustee with any Additional Form 10-K Disclosure and any Additional Form 10-D Disclosure set forth next to the Purchaser's name on Exhibit U and Exhibit W, respectively, of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement.

            (b) The Seller hereby makes the representations and warranties contained in Schedule I for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date, with respect to (and solely with respect to) each Mortgage Loan, which representations and warranties are subject to the exceptions set forth on Schedule II.

            (c) [Reserved].

            (d) With respect to the schedule of exceptions delivered by the Trustee on the Closing Date, within fifteen (15) Business Days (or, in the reasonable discretion of the Controlling Class Representative, thirty (30) Business Days) of the Closing Date, with respect to the documents specified in clauses (i), (ii), (vii), (ix) (solely with respect to Ground Leases) and (xii) of the definition of Mortgage File, the Seller shall cure any material exception listed therein (for the avoidance of doubt, any deficiencies with respect to the documents specified in clause (ii) resulting solely from a delay in the return of the related documents from the applicable recording office, shall be cured in the time and manner described in Section 2.01(c) of the Pooling and Servicing Agreement). If such exception is not so cured, the Seller shall either (1) repurchase the related Mortgage Loan, (2) with respect to exceptions relating to clause (xii) of the definition of "Mortgage File", deposit with the Trustee an amount, to be held in trust in a Special Reserve Account pursuant to the Pooling and Servicing Agreement, equal to the amount of the undelivered letter of credit (in the alternative, the Seller may deliver to the Trustee, with a certified copy to the Master Servicer and Trustee, a letter of credit for the benefit of the Master Servicer on behalf of the Trustee and upon the same terms and conditions as the undelivered letter of credit) which the Master Servicer on behalf of the Trustee may use (or draw upon, as the case may be) under the same circumstances and conditions as the Master Servicer would have been entitled to draw on the undelivered letter of credit, or (3) with respect to any exceptions relating to clauses (i), (ii) and (vii), deposit with the Trustee an amount, to be held in trust in a Special Reserve Account pursuant to the Pooling and Servicing Agreement, equal to 25% of the Stated Principal Balance of the related Mortgage Loan on such date. Any funds or letter of credit deposited pursuant to clauses (2) and (3) shall be held by the Trustee until the earlier of (x) the date on which the Master Servicer certifies to the Trustee and the Controlling Class Representative that such exception has been cured (or the Trustee certifies the same to the Controlling Class Representative), at which time such funds or letter of credit, as applicable, shall be returned to the Seller and
(y) thirty (30) Business Days or, if the Controlling Class Representative has extended the cure period, forty-five (45) Business Days after the Closing Date; provided, however, that if such exception is not cured within such thirty (30) Business Days or forty-five (45) Business Days, as the case may be, (A) in the case of clause (2), the Trustee shall retain the funds or letter of credit, as applicable, or (B) in the case of clause (3), the Seller shall repurchase the related Mortgage Loan in accordance with the terms and conditions of this Agreement, at which time such funds shall be applied to the Purchase Price of the related Mortgage Loan and any letter of credit will be returned to the Seller.

            If the Seller receives written notice of a Document Defect or a Breach pursuant to Section 2.03(a) of the Pooling and Servicing Agreement relating to a Mortgage Loan, then the Seller shall not later than ninety (90) days from receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than ninety (90) days from the date that any party to the Pooling and Servicing Agreement discovers such Document Defect or Breach; provided the Seller receives such notice in a timely manner), if such Document Defect or Breach shall materially and adversely affect the value of the applicable Mortgage Loan, the interest of the Trust Fund therein or the interests of any Certificateholder, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of actual or provable losses and any Additional Trust Fund Expenses directly resulting from any such Document Defect or Breach or, if such Document Defect or Breach (other than omissions solely due to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan at the applicable Purchase Price not later than the end of such 90-day period or (ii) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing Date) and pay the Master Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount in connection therewith; provided, however, that unless the Breach would cause the Mortgage Loan not to be a Qualified Mortgage, and if such Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, such Seller shall have an additional ninety
(90) days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan); provided, further, that with respect to such additional 90-day period the Seller shall have delivered an officer's certificate to the Trustee setting forth what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; provided, further, that no Document Defect (other than with respect to a Mortgage Note, Mortgage, title insurance policy, Ground Lease, any letter of credit, any franchise agreement, any comfort letter and (if required) any comfort letter transfer documents (collectively, the "Core Material Documents")) shall be considered to materially and adversely affect the value of the related Mortgage Loan, the interests of the Trust Fund therein or the interests of any Certificateholder unless the document with respect to which the Document Defect exists is required in connection with an imminent enforcement of the mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any Mortgagor or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien or any collateral securing the Mortgage Loan or for any immediate significant servicing obligations; provided, further, with respect to Document Defects which materially and adversely affect the interests of any Certificateholder, the interests of the Trust Fund therein or the value of the related Mortgage Loan, other than with respect to Document Defects relating to the Core Material Documents, any applicable cure period following the initial 90-day cure period may be extended by the Master Servicer or the Special Servicer if the document involved is not needed imminently. Such extension will end upon thirty (30) days notice of such need as reasonably determined by the Master Servicer or Special Servicer (with a possible thirty
(30) day extension if the Master Servicer or Special Servicer agrees that the Seller is diligently pursuing a cure). The Seller shall cure all Document Defects which materially and adversely affect the interests of any Certificateholder, the interests of the Trust Fund therein or the value of the related Mortgage Loan, regardless of the document involved, no later than two years following the Closing Date; provided that the initial 90-day cure period referenced in this paragraph may not be reduced. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is any uncured Document Defect or Breach, the Seller shall provide the officer's certificate to the Trustee described above as to the reasons such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure. Notwithstanding the foregoing, the delivery of a commitment to issue a policy of lender's title insurance as described in Representation 12 of Schedule I hereof in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect or Breach with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 90th day following the Closing Date.

            If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described above, (ii) such Mortgage Loan is cross-collateralized and cross-defaulted with one or more other Mortgage Loans (each, a "Crossed Loan"), and (iii) the applicable Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Document Defect or Breach, as the case may be, will be deemed to constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Loan(s) in the related Crossed Group as provided in the immediately preceding paragraph unless such other Crossed Loans in such Crossed Group satisfy the Crossed Loan Repurchase Criteria and satisfy all other criteria for substitution or repurchase of Mortgage Loans set forth herein. In the event that the remaining Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Document Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained by the Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld).

            To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Trustee continues to hold any other Crossed Loans in such Crossed Group, neither the Seller nor the Purchaser shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including with respect to the Trustee, the Primary Collateral securing Crossed Loans still held by the Trustee.

            If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan included in the Trust Fund is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that any modification shall not cause an Adverse REMIC Event. Any expenses incurred in good faith by the Purchaser in connection with such modification or accommodation (including, but not limited to, recoverable attorney fees) shall be paid by the Seller.

            (e) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a Servicing Officer certifying as to the receipt of the Purchase Price or Substitution Shortfall Amount(s), as applicable, in the Certificate Account, and the delivery of the Mortgage File(s) and the Servicing File(s) for the related Qualified Substitute Mortgage Loan(s) to the Custodian and the Master Servicer, respectively, if applicable (i) the Trustee shall execute and deliver such endorsements and assignments as are provided to it by the Master Servicer, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller, the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the Trustee, the Custodian, the Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and (iii) the Master Servicer and the Special Servicer shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or substituted Mortgage Loans.

            (f) Without limiting the remedies of the Purchaser, the Certificateholders or the Trustee on behalf of the Certificateholders pursuant to this Agreement, it is acknowledged that the representations and warranties are being made for risk allocation purposes. This Section 3 provides the sole remedy available to the Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any Document Defect in a Mortgage File or any Breach of any representation or warranty set forth in or required to be made pursuant to this Section 3. Nothing in this Agreement shall prohibit the Purchaser or its assigns (including the Master Servicer and/or the Special Servicer) from pursuing any course of action authorized by the Pooling and Servicing Agreement while the Purchaser asserts a claim or brings a cause of action to enforce any rights set forth herein against the Seller.

            (g) With respect to any Mortgage Loan which has become a Defaulted Mortgage Loan under the Pooling and Servicing Agreement or with respect to which the related Mortgaged Property has been foreclosed and which is the subject of a repurchase claim under this Agreement, in accordance with Section 2.03 of the Pooling and Servicing Agreement, the Special Servicer with the consent of the Controlling Class Representative shall notify the Seller in writing of its intention to liquidate such Defaulted Mortgage Loan or REO Property at least 45 days prior to any such action. If (a) the Seller consents to such sale and voluntarily agrees to repurchase such Defaulted Mortgage Loan or REO Property or
(b) a court of competent jurisdiction determines that the Seller is liable under this Agreement to repurchase such Defaulted Mortgage Loan or REO Property, then such Seller shall remit to the Purchaser an amount equal to the difference if any of the price of such Defaulted Mortgage Loan or REO Property as sold and the price at which the Seller would have had to repurchase such Defaulted Mortgage Loan or REO Property under this Agreement. The Seller shall have ten (10) Business Days after receipt of notice to determine whether or not to consent to such sale. If the Seller does not consent to such sale, the Special Servicer shall contract with a Determination Party (as defined in the Pooling and Servicing Agreement) as to the merits of such proposed sale. If the related Determination Party determines that such proposed sale is in accordance with the Servicing Standard and the provisions of the Pooling and Servicing Agreement with respect to the sale of Defaulted Mortgage Loans and REO Properties and, subsequent to such sale, a court of competent jurisdiction determines that the Seller was liable under this Agreement and required to repurchase such Defaulted Mortgage Loan or REO Property in accordance with the terms hereof, then the Seller shall remit to the Purchaser an amount equal to the difference (if any) between the proceeds of the related action and the price at which the Seller would have been obligated to pay had the Seller repurchased such Defaulted Mortgage Loan or REO Property prior to the execution of a binding contract of sale with a third party in accordance with the terms hereof including the costs related to contracting with the related Determination Party; provided that the foregoing procedure in this Section 3(g) shall not preclude such Seller from repurchasing the Defaulted Mortgage Loan or REO Property prior to the execution of a binding contract of sale with a third party in accordance with the other provisions of this Section 3 (excluding this Section 3(g)). If the related Determination Party determines that the sale of the related Defaulted Mortgage Loan or REO Property is not in accordance with the Servicing Standard and the provisions of the Pooling and Servicing Agreement with respect to the sale of Defaulted Mortgage Loans and REO Properties and the Special Servicer subsequently sells such Mortgage Loan or REO Property, then the Seller will not be liable for any such difference (nor any cost of contracting with the Determination Party).

            (h) Notwithstanding the foregoing, if there exists a Breach relating to whether or not the Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s) with respect to matters described in Representations 23 and 43 of
Schedule I hereof, then the Purchaser shall direct the Seller in writing to wire transfer to the Master Servicer for deposit into the Certificate Account, within ninety (90) days of the Seller's receipt of such direction, the amount of any such costs and expenses borne by the Purchaser, the Certificateholders, the Master Servicer, the Special Servicer and the Trustee on their behalf that are the basis of such Breach. Upon its making such deposit, the Seller shall be deemed to have cured such Breach in all respects. Provided such payment is made in full, this paragraph describes the sole remedy available to the Purchaser, the Certificateholders, the Master Servicer, the Special Servicer and the Trustee on their behalf regarding any such Breach and the Seller shall not be obligated to repurchase the affected Mortgage Loan on account of such Breach or otherwise cure such Breach.

            SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

            (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina. The Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

            (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

            (d) None of the acquisition of the Mortgage Loans by the Purchaser, the transfer of the Mortgage Loans to the Trustee, or the execution, delivery or performance of this Agreement by the Purchaser, results or will result in the creation or imposition of any lien on any of the Purchaser's assets or property, or conflicts or will conflict with, results or will result in a breach of, or require or will require the consent of any third person or constitutes or will constitute a default under (A) any term or provision of the Purchaser's certificate of incorporation or bylaws, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Purchaser is a party or by which the Purchaser is bound, or (C) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Purchaser or its assets.

            (e) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Aggregate Purchase Price.

            (f) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform its obligations under the terms of this Agreement.

            (g) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency or body, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

            SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, Charlotte, North Carolina on the Closing Date.

            The Closing shall be subject to each of the following conditions:

            (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date;

            (b) The Pooling and Servicing Agreement (to the extent it affects the obligations of the Seller hereunder) and all documents specified in Section 6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, the Seller, the Underwriters, the Initial Purchasers and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (c) The Seller shall have delivered and released to the Trustee (or a Custodian on its behalf) and the Master Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and the Master Servicer pursuant to Section 2 of this Agreement;

            (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date; and

            (f) The letters shall have been received from the independent accounting firm KPMG LLP, in form satisfactory to the Purchaser, relating to certain information regarding the Mortgage Loans and Certificates as set forth in the Prospectus, the Preliminary Prospectus Supplement, the Prospectus Supplement, the Preliminary Memorandum and the Memorandum.

            Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

            (a) This Agreement duly executed by the Purchaser and the Seller;

            (b) A certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

            (c) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

            (d) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that with respect to the Seller, the Mortgage Loans, the related Mortgagors and the related Mortgaged Properties (i) such officer has carefully examined the Specified Portions of the Preliminary Prospectus Supplement together with all other Time of Sale Information delivered prior to the Time of Sale and nothing has come to his attention that would lead him to believe that the Specified Portions of the Preliminary Prospectus Supplement together with all other Time of Sale Information delivered prior to the Time of Sale, as of the Time of Sale, or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, (ii) such officer has carefully examined the Specified Portions of the Prospectus Supplement and nothing has come to his attention that would lead him to believe that the Specified Portions of the Prospectus Supplement, as of the date of the Prospectus Supplement, or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, (iii) such officer has examined the Specified Portions of the Memorandum and nothing has come to his attention that would lead him to believe that the Specified Portions of the Memorandum, as of the date thereof or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the Mortgage Loans, in the light of the circumstances under which they were made, not misleading. The "Specified Portions" of the Preliminary Prospectus Supplement or the Prospectus Supplement, as applicable, shall consist of Annex A and Annex D thereto, the diskette which accompanies the Prospectus Supplement (insofar as such diskette is consistent with such Annex A) and the following sections of the Preliminary Prospectus Supplement or the Prospectus Supplement, as applicable (exclusive of any statements in such sections that purport to summarize the servicing and administration provisions of the Pooling and Servicing Agreement): "SUMMARY OF PROSPECTUS SUPPLEMENT--The Parties--The Mortgage Loan Sellers", "SUMMARY OF PROSPECTUS SUPPLEMENT--The Mortgage Loans", "RISK FACTORS--The Mortgage Loans", "DESCRIPTION OF THE MORTGAGE POOL--General", "--Mortgage Loan History", "--Certain Terms and Conditions of the Mortgage Loans", "--Assessments of Property Condition", "--Co-Lender Loans", "--Additional Mortgage Loan Information", "--Twenty Largest Mortgage Loans", "--The Sponsors", "--The Mortgage Loan Sellers" and "--Representations and Warranties; Repurchases and Substitutions." The "Specified Portions" of the Memorandum shall consist of the Specified Portions of the Prospectus Supplement, the first and second full paragraphs on page "v" of the Memorandum.

            (e) The resolutions of the requisite committee of the Seller's board of directors authorizing the Seller's entering into the transactions contemplated by this Agreement, the certificate of incorporation and by-laws of the Seller, and an original or copy of a certificate of good standing of the Seller issued by the State of Delaware not earlier than sixty (60) days prior to the Closing Date;

            (f) A written opinion of counsel for the Seller (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Underwriters, the Initial Purchasers and each of the Rating Agencies, together with such other written opinions as may be required by the Rating Agencies; and

            (g) Such further certificates, opinions and documents as the Purchaser may reasonably request.

            SECTION 7. Indemnification.

            (a) The Seller shall indemnify and hold harmless the Purchaser, the Underwriters, the Initial Purchasers, their respective officers and directors, and each person, if any, who controls the Purchasers, any Underwriter or any Initial Purchaser within the meaning of either Section 15 of the Securities Act of 1933, as amended (the "1933 Act") or Section 20 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any and all losses, expenses (including the reasonable fees and expenses of legal counsel), claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon a breach or violation of the representations made by the Seller in
Section 3(a)(ix) hereof, (ii) arise out of or are based upon a breach of the representations made by the Seller in Section 3(a)(x) hereof, (iii) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (A) the Prospectus Supplement, the Preliminary Memorandum, the Memorandum, the Diskette or in any revision or amendment of or supplement to any of the foregoing, (B) any Time of Sale Information or any Issuer Information contained in any Free Writing Prospectus prepared by or on behalf of the Underwriters (an "Underwriter Free Writing Prospectus") or contained in any Free Writing Prospectus which is required to be filed in accordance with the terms of the Underwriting Agreement, (C) any items similar to Free Writing Prospectuses forwarded by the Seller to the Initial Purchasers, or in any revision or amendment of or supplement to any of the foregoing or (D) the summaries, reports, documents and other written and computer materials and all other information regarding the Mortgage Loans or the Seller furnished by the Seller for review by prospective investors (the items in (A), (B), (C) and (D) above being defined as the "Disclosure Material"), or (iv) arise out of or are based upon the omission or alleged omission to state therein (in the case of Free Writing Prospectuses, when read in conjunction with the other Time of Sale Information, in the case of any items similar to Free Writing Prospectuses, when read in conjunction with the Memorandum) and in the case of any summaries, reports, documents, written or computer materials, or other information contemplated in clause (D) above, when read in conjunction with the Memorandum and in the case of any Free Writing Prospectus, when read in conjunction with the other Time of Sale Information, a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; but, with respect to any Disclosure Material described in clauses (A), (B) and (C) of the definition thereof, only if and to the extent that (I) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon an untrue statement or omission with respect to the Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties contained in the Data File (it being herein acknowledged that the Data File was and will be used to prepare the Preliminary Prospectus Supplement and the Prospectus Supplement, including without limitation Annex A thereto, any other Time of Sale Information, the Preliminary Memorandum, the Memorandum and the Diskette with respect to the Registered Certificates and any items similar to Free Writing Prospectuses forwarded to prospective investors in the Non-Registered Certificates and any Free Writing Prospectus), (II) any such untrue statement or alleged untrue statement or omission or alleged omission of a material fact occurring in, or with respect to, such Disclosure Material, is with respect to, or arises out of or is based upon an untrue statement or omission of a material fact with respect to, the information regarding the Mortgage Loans, the related Mortgagors, the related Mortgaged Properties and/or the Seller set forth in the Specified Portions of the Preliminary Prospectus Supplement, the Prospectus Supplement, the Preliminary Memorandum or the Memorandum, (III) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon a breach of the representations and warranties of the Seller set forth in or made pursuant to Section 3 hereof or (IV) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon any other written information concerning the characteristics of the Mortgage Loans, the related Mortgagors or the related Mortgaged Properties furnished to the Purchaser, the Underwriters or the Initial Purchasers by the Seller; provided that the indemnification provided by this Section 7 shall not apply to the extent that such untrue statement or omission of a material fact was made as a result of an error in the manipulation of, or in any calculations based upon, or in any aggregation of the information regarding the Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties set forth in the Data File or Annex A to the Preliminary Prospectus Supplement or the Prospectus Supplement to the extent such information was not materially incorrect in the Data File or such Annex A, as applicable, including without limitation the aggregation of such information with comparable information relating to the Other Mortgage Loans. Notwithstanding the foregoing, the indemnification provided in this
Section 7(a) shall not inure to the benefit of any Underwriter or Initial Purchasers (or to the benefit of any person controlling such Underwriter or Initial Purchasers) from whom the person asserting claims giving rise to any such losses, claims, damages, expenses or liabilities purchased Certificates if
(x) the subject untrue statement or omission or alleged untrue statement or omission made in any Disclosure Material (exclusive of the Prospectus or any corrected or amended Prospectus or the Memorandum or any corrected or amended Memorandum) is eliminated or remedied in the Prospectus or the Memorandum or, with respect to any Time of Sale Information only, by the delivery of a Corrected Free Writing Prospectus prior to the Time of Sale (in each case, as corrected or amended, if applicable), as applicable, and (y) a copy of the Prospectus, Memorandum or Corrected Free Writing Prospectus (in each case, as corrected or amended, if applicable), as applicable, shall not have been sent to such person at or prior to the Time of Sale of such Certificates, and (z) in the case of a corrected or amended Prospectus, Memorandum or Corrected Free Writing Prospectus, such Underwriter or Initial Purchasers received electronically or in writing notice of such untrue statement or omission and updated information concerning the untrue statement or omission at least one Business Day prior to the Time of Sale. The Seller shall, subject to clause (c) below, reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

            (b) For purposes of this Agreement, "Registration Statement" shall mean such registration statement No. 333-131262 filed by the Purchaser on Form S-3, including without limitation exhibits thereto and information incorporated therein by reference; "Base Prospectus" shall mean the prospectus, dated August 10, 2006, as supplemented by the prospectus supplement, dated August 10, 2006 (the "Prospectus Supplement" and, together with the Base Prospectus, the "Prospectus") relating to the Registered Certificates, including all annexes thereto; "Preliminary Prospectus Supplement" shall mean the free writing prospectus, dated July 29, 2006, consisting of the preliminary free writing prospectus, including the base prospectus attached thereto, as supplemented and corrected by that certain free writing prospectus, dated August 4, 2006; "Preliminary Memorandum" shall mean the preliminary private placement memorandum, dated August 4, 2006, relating to the Non-Registered Certificates, including all annexes thereto; "Memorandum" shall mean the private placement memorandum, dated August 10, 2006, relating to the Non-Registered Certificates, including all exhibits thereto; "Registered Certificates" shall mean the Class A-1, Class A-2, Class A-PB, Class A-3, Class A-1A, Class A-M, Class A-J, Class B, Class C, Class D and Class E Certificates; "Non-Registered Certificates" shall mean the Certificates other than the Registered Certificates; "Diskette" shall mean the diskette or compact disc attached to each of the Preliminary Prospectus Supplement, the Prospectus and the Memorandum; and "Data File" shall mean the compilation of information and data regarding the Mortgage Loans covered by the Agreed Upon Procedures Letters dated August 4, 2006, and rendered by KPMG LLP (a "hard copy" of which Data File was initialed on behalf of the Seller and the Purchaser). "Free Writing Prospectus" shall mean a "free writing prospectus" as such term is defined pursuant to Rule 405 under the 1933 Act. "Corrected Free Writing Prospectus" shall mean a Free Writing Prospectus that corrects any previous Free Writing Prospectus prepared by or on behalf of any Underwriter and delivered to any purchaser that contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained therein, in light of the circumstances in which they were made, not misleading. "Time of Sale" shall mean the time at which sales to investors of the Certificates were first made as determined in accordance with Rule 159 of the 1933 Act. "Time of Sale Information" shall mean each free writing prospectus listed on Exhibit B hereto (the first page of each such free writing prospectus is attached hereto). "Issuer Information" shall have the meaning given to such term in Rule 433(h) under the 1933 Act (as discussed by the Securities and Exchange Commission (the "Commission") in footnote 271 of the Commission's Securities Offering Reform Release No. 33--8591). "Regulation AB" shall have the meaning as defined in Subpart 229.1100
- Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123 of the 1933 Act, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

            (c) As promptly as reasonably practicable after receipt by any person entitled to indemnification under this Section 7 (an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Seller (the "indemnifying party") under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party under Section 7(a) (except to the extent that such omission has prejudiced the indemnifying party in any material respect) or from any liability which it may have otherwise than under this Section 7. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel selected by the indemnifying party and reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Purchaser, the Underwriters and the Initial Purchasers, representing all the indemnified parties under Section 7(a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii). Unless it shall assume the defense of any proceeding, an indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party shall indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel or any other expenses for which the indemnifying party is obligated under this subsection, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than forty-five (45) days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. If an indemnifying party assumes the defense of any proceeding, it shall be entitled to settle such proceeding with the consent of the indemnified party or, if such settlement provides for an unconditional release of the indemnified party in connection with all matters relating to the proceeding that have been asserted against the indemnified party in such proceeding by the other parties to such settlement, which release does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party without the consent of the indemnified party.

            (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under Section 7(a) hereof or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations (taking into account the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission or failure to comply, and any other equitable considerations appropriate under the circumstances). The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties; provided that no Underwriter or Initial Purchasers shall be obligated to contribute more than its share of underwriting discounts and commissions and other fees pertaining to the Certificates less any damages otherwise paid by such Underwriter or Initial Purchasers with respect to such loss, liability, claim, damage or expense. It is hereby acknowledged that the respective Underwriters' and Initial Purchasers' obligations under this Section 7 shall be several and not joint. For purposes of this Section, each person, if any, who controls an Underwriter or an Initial Purchasers within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and such Underwriter's or Initial Purchasers' officers and directors, shall have the same rights to contribution as such Underwriter or Initial Purchasers, as the case may be, and each director of the Seller and each person, if any who controls the Seller within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Seller.

            (e) The Purchaser and the Seller agree that it would not be just and equitable if contribution pursuant to Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 7(d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 7 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 7, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (f) The indemnity and contribution agreements contained in this
Section 7 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by the Purchaser, the Underwriters, the Initial Purchasers, any of their respective directors or officers, or any person controlling the Purchaser, the Underwriters or the Initial Purchasers, and (iii) acceptance of and payment for any of the Certificates.

            (g) Without limiting the generality or applicability of any other provision of this Agreement, the Underwriters, the Initial Purchasers and their directors, officers and controlling parties shall be third-party beneficiaries of the provisions of this Section 7.

            SECTION 8. Costs. The Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the Seller's pro rata portion of the aggregate of the following amounts (the Seller's pro rata portion to be determined according to the percentage that the Nomura Mortgage Loan Balance represents as of the Cut-Off Date Pool Balance): (i) the costs and expenses of printing and delivering the Pooling and Servicing Agreement and the Certificates; (ii) the costs and expenses of printing (or otherwise reproducing) and delivering a final Prospectus, Term Sheet, Preliminary Prospectus Supplement, each other Free Writing Prospectus, Preliminary Memorandum and Memorandum relating to the Certificates; (iii) the initial fees, costs, and expenses of the Trustee (including reasonable attorneys' fees); (iv) the filing fee charged by the Commission for registration of the Certificates so registered; (v) the fees charged by the Rating Agencies to rate the Certificates so rated; (vi) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in any Free Writing Prospectus, the Prospectus Supplement, the Preliminary Memorandum and the Memorandum, including in respect of the cost of obtaining any "comfort letters" with respect to such items; (vii) the reasonable out-of-pocket costs and expenses in connection with the qualification or exemption of the Certificates under state securities or "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith, in connection with the preparation of any "Blue Sky" survey and in connection with any determination of the eligibility of the Certificates for investment by institutional investors and the preparation of any legal investment survey;
(viii) the expenses of printing any such "Blue Sky" survey and legal investment survey; and (ix) the reasonable fees and disbursements of counsel to the Underwriters or Initial Purchasers; provided, however, Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the expense of recording any assignment of Mortgage or assignment of Assignment of Leases as contemplated by Section 2 hereof with respect to the Seller's Mortgage Loans. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

            SECTION 9. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then,
(a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the Uniform Commercial Code of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Certificate Account, the Distribution Account or, if established, the REO Account (each as defined in the Pooling and Servicing Agreement) whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by Section 1 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the Uniform Commercial Code of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

            SECTION 10. Covenants of Purchaser. The Purchaser shall provide the Seller with all forms of Disclosure Materials (including the Preliminary Prospectus Supplement, the final form of the Memorandum and the final form of the Prospectus Supplement) promptly upon any such document becoming available.

            SECTION 11. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

            SECTION 12. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee).

            SECTION 13. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 15. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

            SECTION 16. Attorneys Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party which obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party which commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

            SECTION 17. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 18. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, the Underwriters and the Initial Purchasers (each as intended third party beneficiaries hereof) and their permitted successors and assigns, and the officers, directors and controlling persons referred to in Section 7. This Agreement is enforceable by the Underwriters, the Initial Purchasers and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

            SECTION 19. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party, or third party beneficiary, against whom such waiver or modification is sought to be enforced. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein, Section 2.01(d) thereof or the repurchase obligations or any other obligations of the Seller shall be effective against the Seller (in such capacity) unless the Seller shall have agreed to such amendment in writing.

            SECTION 20. Accountants' Letters. The parties hereto shall cooperate with KPMG LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement.

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.



                                           SELLER

                                           NOMURA CREDIT & CAPITAL, INC.


                                           By: /s/  N. Dante LaRocca
                                              ----------------------------------
                                               Name:   N. Dante LaRocca
                                               Title:  Managing Director


                                           Address for Notices:

                                           2 World Financial Center
                                           Building B
                                           New York, New York 10281-1198
                                           Telecopier No.: (646) 587-9804
                                           Telephone No.: (646) 667-9804


                                           PURCHASER

                                           WACHOVIA COMMERCIAL MORTGAGE
                                           SECURITIES, INC.


                                           By: /s/  H. Royer Culp, Jr.
                                              ----------------------------------
                                               Name:   H. Royer Culp, Jr.
                                               Title:  Vice President


                                           Address for Notices:

                                           One Wachovia Center
                                           301 South College Street
                                           Charlotte, North Carolina  28288-0166
                                           Telecopier No.: (704) 383-1942
                                           Telephone No.: (704) 374-6161

                                   SCHEDULE I

                 General Mortgage Representations and Warranties

            For purposes of this Schedule I, the phrases "to the knowledge of the Seller" or "to the Seller's knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf regarding the matters referred to, in each case:
(i) at the time of the Seller's origination or acquisition of the particular Mortgage Loan, after the Seller having conducted such inquiry and due diligence into such matters as would be customarily performed by a prudent institutional commercial or multifamily, as applicable, mortgage lender; and (ii) subsequent to such origination, the Seller having utilized monitoring practices that would be utilized by a prudent commercial or multifamily, as applicable, mortgage lender and having made prudent inquiry as to the knowledge of the servicer servicing such Mortgage Loan on its behalf. Also, for purposes of these representations and warranties, the phrases "to the actual knowledge of the Seller" or "to the Seller's actual knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf without any express or implied obligation to make inquiry. All information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the knowledge and the actual knowledge of the Seller. Wherever there is a reference to receipt by, or possession of, the Seller of any information or documents, or to any action taken by the Seller or not taken by the Seller, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or the failure to take such action by, the Seller or any servicer acting on its behalf.

1. The information pertaining to each Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-Off Date and included all of the material information required by the definition of Mortgage Loan Schedule.

2. As of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan.

3. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges, security interests or any other ownership interests of any nature encumbering such Mortgage Loan. Upon consummation of the transactions contemplated by this Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan (other than those rights to servicing and related compensation as reflected in the Mortgage Loan Schedule) free and clear of any pledge, lien or security interest.

4. The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder.

5. Each related Mortgage Note, Mortgage, Assignment of Leases (if a document separate from the Mortgage) and other agreement executed by the related Mortgagor in connection with such Mortgage Loan is a legal, valid and binding obligation of the related Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except
      (i) that certain provisions contained in such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Mortgage Loan documents invalid as a whole and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the rights and benefits afforded thereby and (ii) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The related Mortgage Note and Mortgage contain no provision limiting the right or ability of the Seller to assign, transfer and convey the related Mortgage Loan to any other Person. With respect to any Mortgaged Property that has tenants, there exists as either part of the Mortgage or as a separate document, an Assignment of Leases.

6. As of the date of its origination, there was no valid offset, defense, counterclaim, abatement or right to rescission with respect to any of the related Mortgage Notes, Mortgage(s) or other agreements executed in connection therewith, and, as of the Cut-Off Date, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note, Mortgage(s) or other agreements, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, Prepayment Premiums or Yield Maintenance Charges, and the Seller has no knowledge of such rights, defenses or counterclaims having been asserted.

7. Each related assignment of Mortgage and assignment of Assignment of Leases from the Seller to the Trustee constitutes the legal, valid and binding first priority assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, redemption, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Each Mortgage and Assignment of Leases is freely assignable.

8. Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property subject only to the exceptions set forth in paragraph
      (5) above and the following title exceptions (each such title exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (c) the exceptions (general and specific) and exclusions set forth in the applicable policy described in paragraph (12) below or appearing of record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (d) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (e) the right of tenants (whether under ground leases, space leases or operating leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases) and (f) if such Mortgage Loan is a Crossed Loan, the lien of the Mortgage for such other Mortgage Loan, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property. Except with respect to Crossed Loans and as provided below, there are no mortgage loans that are senior or pari passu with respect to the related Mortgaged Property or such Mortgage Loan.

9. UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), in all public places necessary to perfect a valid security interest in all items of personal property located on the Mortgaged Property that are owned by the Mortgagor and either (i) are reasonably necessary to operate the Mortgaged Property or (ii) are (as indicated in the appraisal obtained in connection with the origination of the related Mortgage Loan) material to the value of the Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, and the Mortgages, security agreements, chattel Mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable lien and priority security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

10. All real estate taxes and governmental assessments, or installments thereof, which would be a lien on the Mortgaged Property and that prior to the Cut-Off Date have become delinquent in respect of each related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

11. In the case of each Mortgage Loan, one or more engineering assessments were performed and prepared by an independent engineering consultant firm, which visited the related Mortgaged Property not more than 12 months prior to the origination date of the related Mortgage Loan, and, except as set forth in an engineering report prepared in connection with such assessment, a copy of which has been delivered to the Purchaser or its designee, the related Mortgaged Property is, to the Seller's knowledge, relying solely on the review of such engineering assessment(s), in good repair, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan. If an engineering report revealed any such damage or deficiencies, material deferred maintenance or other similar conditions as described in the preceding sentence either (1) an escrow of funds equal to at least 125% of the amount estimated to effect the necessary repairs, or such other amount as a prudent commercial mortgage lender would deem appropriate under the circumstances was required or a letter of credit in such amount was obtained or (2) such repairs and maintenance have been completed. As of the date of origination of such Mortgage Loan, there was no proceeding pending, and subsequent to such date, the Seller has not received notice of any pending or threatening proceeding for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan.

12. The Seller has received an ALTA lender's title insurance policy or a comparable form of lender's title insurance policy (or if such policy has not yet been issued, such insurance may be evidenced by escrow instructions, a "marked up" pro forma or specimen policy or title commitment, in either case, marked as binding and countersigned by the title insurer or its authorized agent at the closing of the related Mortgage Loan) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), which to the Seller's knowledge, was issued by a title insurance company qualified to do business in the jurisdiction where the applicable Mortgaged Property is located to the extent required, insuring that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in the portion of the Mortgaged Property comprised of real estate, subject only to the Title Exceptions. Such Title Insurance Policy was issued in connection with the origination of the related Mortgage Loan. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect, provides that the originator of the related Mortgage Loan, its successors or assigns is the sole named insured, and all premiums thereon have been paid. The Seller has not done, by act or omission, and the Seller has no knowledge of, anything that would impair the coverage under such Title Insurance Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Purchaser (including endorsement and delivery of the related Mortgage Note to the Purchaser and recording of the related Assignment of Mortgage in favor of Purchaser in the applicable real estate records), such Title Insurance Policy will inure to the benefit of the Purchaser without the consent of or notice to the title insurer. Such Title Insurance Policy contains no material exclusions for, or affirmatively insures against any losses arising from (other than in jurisdictions in which affirmative insurance is unavailable) (a) access to public roads, (b) that there are no material encroachments of any part of the building thereon over easements and (c) that the land shown on the survey is the same as the property legally described in the Mortgage.

13. Each Mortgaged Property was covered by (1) a fire and extended perils included within the classification "All Risk of Physical Loss" insurance policy in an amount (subject to a customary deductible) at least equal to the lesser of the replacement cost of improvements located on such Mortgaged Property, with no deduction for depreciation, or the outstanding principal balance of the Mortgage Loan and in any event, the amount necessary to avoid the operation of any co-insurance provisions; (2) business interruption or rental loss insurance in an amount at least equal to 12 months of operations of the related Mortgaged Property; and (3) comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged Property in an amount customarily required by prudent commercial mortgage lenders, but not less than $1 million. An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zone 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss ("PML") for the Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a 475-year lookback with a 10% probability of exceedance in a 50-year period. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least "A-:V" (or the equivalent) by A.M. Best Company or "BBB-" (or the equivalent) from S&P or Fitch. If the Mortgaged Property is located in Florida or within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina or South Carolina, such Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Mortgage Loan and (ii) 100% of the full insurable value, or 100% of the replacement cost, of the improvements located on the related Mortgaged Property. Such insurance is required by the Mortgage or related Mortgage Loan documents and was in full force and effect with respect to each related Mortgaged Property at origination and to the knowledge of the Seller, all insurance coverage required under each Mortgage or related Mortgage Loan documents is in full force and effect with respect to each related Mortgaged Property; and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; and except for certain amounts not greater than amounts which would be considered prudent by a commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage or related Mortgage Loan documents, any insurance proceeds in respect of a casualty loss will be applied either to (1) the repair or restoration of the related Mortgaged Property with mortgagee or a third party custodian acceptable to the mortgagee having the right to hold and disburse the proceeds as the repair or restoration progresses, other than with respect to amounts that are customarily acceptable to commercial and multifamily mortgage lending institutions, or (2) the reduction of the outstanding principal balance of the Mortgage Loan and accrued interest thereon. To the Seller's actual knowledge, the insurer with respect to each policy is qualified to write insurance in the relevant jurisdiction to the extent required. The insurance policies contain a standard mortgagee clause naming the originator of the related Mortgage Loan, its successors and assigns as loss payees in the case of property insurance policies and additional insureds in the case of liability insurance policies and provide that they are not terminable and may not be reduced without 30 days prior written notice to the mortgagee (or, with respect to non-payment of premiums, 10 days prior written notice to the mortgagee) or such lesser period as prescribed by applicable law. Each Mortgage or related Mortgage Loan documents require that the Mortgagor maintain insurance as described above or permits the mortgagee to require insurance as described above, and permits the mortgagee to purchase such insurance at the Mortgagor's expense if the Mortgagor fails to do so. Additionally, for any Mortgage Loan having an unpaid principal balance equal to or greater than $15,000,000, the insurer has a claims paying ability rating from S&P or Fitch of not less than "A-" (or the equivalent) or A.M. Best of not less than "A-:V" (or the equivalent).

14. (A) Other than payments due but not yet 30 days or more delinquent, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note, and to the Seller's actual knowledge no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any paragraph of this Schedule I or in any paragraph of Schedule II, and (B) the Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or Mortgage Note, except for a written waiver contained in the related Mortgage File being delivered to the Purchaser, and no such waiver has been granted since the later of: (a) the date upon which the due diligence file related to the applicable Mortgage Loan was delivered to Redwood Trust, Inc., or an affiliate, or (b) the date of the origination of such Mortgage Loan, and pursuant to the terms of the related Mortgage or the related Mortgage Note and other documents in the related Mortgage File no Person or party other than the holder of such Mortgage Note may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note.

15. As of the Closing Date, each Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Scheduled Payment.

16. Except with respect to ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the Mortgage Rate (exclusive of any default interest, late charges or Prepayment Premiums) of such Mortgage Loan is a fixed rate.

17. Each related Mortgage or related Mortgage Loan documents do not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation except as expressly described in such Mortgage or related Mortgage Loan documents.

18. Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (1) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (2) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (a) as of the Testing Date, or (b) as of the Closing Date. For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by (a) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (b) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (2) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (a) such Mortgage Loan was modified after the date of its origination in a manner that would cause a "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (b) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such "significant modification" occurred. The related Mortgaged Property, if acquired by a REMIC in connection with the default or imminent default of such Mortgage Loan and if operated in accordance with Treasury Regulations
      Section 1.856-6, would constitute "foreclosure property" within the meaning of Section 860G(a)(8) of the Code.

19. One or more environmental site assessments or updates thereof (meeting American Society for Testing and Materials ("ASTM") standards) were performed by an environmental consulting firm independent of the Seller and the Seller's affiliates with respect to each related Mortgaged Property during the 18-months preceding the origination of the related Mortgage Loan, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) referenced herein, has no actual knowledge and has received no notice of any material adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s). If any such environmental report identified any Recognized Environmental Condition ("REC"), as that term is defined in the Standard Practice for Environmental Site Assessments: Phase I Environmental Site Assessment Process Designation: E 1527-00, as recommended by the ASTM, with respect to the related Mortgaged Property and the same have not been subsequently addressed in all material respects, then either (i) an escrow of 100% or more of the amount identified as necessary by the environmental consulting firm to address the REC is held by the Seller for purposes of effecting same (and the Mortgagor has covenanted in the Mortgage Loan documents to perform such work), (ii) the related Mortgagor or other responsible party having financial resources reasonably estimated to be adequate to address the REC is required to take such actions or is liable for the failure to take such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or any environmental law or regulation, (iii) the Mortgagor has provided an environmental insurance policy, (iv) an operations and maintenance plan has been or will be implemented or (v) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property insured by an environmental insurance policy have been delivered to or disclosed to the environmental insurance carrier or insurance broker issuing such policy prior to the issuance of such policy. The Mortgage Loan documents require the Mortgagor to comply with all applicable environmental laws and each Mortgagor has agreed to indemnify the mortgagee for any losses resulting from any material, adverse environmental condition or failure of the Mortgagor to abide by such laws or has provided environmental insurance.

20. Each related Mortgage and Assignment of Leases, together with applicable state law, contains customary and enforceable provisions for comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium, redemption, liquidation or similar law affecting the right of creditors and the application of principles of equity.

21. No Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding.

22.   Each Mortgage Loan is a whole loan (except in respect to each Co-Lender
      Loan) and contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or, other than the ARD Loans, provide for negative amortization. The Seller holds no preferred equity interest in the related Mortgagor.

23. The Mortgage or related Mortgage Loan documents contain a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage, either the related Mortgaged Property, or any equity interest in the related Mortgagor, is directly or indirectly transferred, sold or pledged, other than by reason of family and estate planning transfers, transfers of less than a controlling interest (as such term is defined in the related Mortgage Loan documents) in the Mortgagor, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage Loan, transfers among existing members, partners or shareholders in the Mortgagor, transfers among affiliated Mortgagors with respect to Crossed Loans or multi-property Mortgage Loans or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan (such as pledges of ownership interests that do not result in a change of control). The Mortgage or related Mortgage Loan documents require the Mortgagor to pay all reasonable fees and expenses associated with securing the consents or approvals described in the preceding sentence including the cost of any required counsel opinions relating to REMIC or other securitization and tax issues and any applicable Rating Agency fees.

24. Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage and no such waiver, modification, alteration, satisfaction, impairment, cancellation, subordination or rescission has occurred since the date upon which the due diligence file related to the applicable Mortgage Loan was delivered to Redwood Trust, Inc., or an affiliate.

25. Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12 month period prior to the related origination date.

26. Since origination, no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage, in any manner which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage. The terms of the related Mortgage or related Mortgage Loan documents do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) in consideration of payment therefor of not less than 125% of the related allocated loan amount of such Mortgaged Property, (b) upon payment in full of such Mortgage Loan, (c) upon defeasance permitted under the terms of such Mortgage Loan by means of substituting for the Mortgaged Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged Properties, one or more of such Mortgaged Properties) "government securities", as defined in the Investment Company Act of 1940, as amended, sufficient to pay the Mortgage Loan in accordance with its terms, (d) upon substitution of a replacement property with respect to such Mortgage Loan as set forth on Schedule 26, (e) where release is conditional upon the satisfaction of certain objective underwriting and legal requirements, the satisfaction of which would be acceptable to a reasonably prudent commercial mortgage lender and the payment of a release price that represents at least 125% of the appraised value of such Mortgaged Property or (f) releases of unimproved out-parcels or other portions of the Mortgaged Property which will not have a material adverse effect on the underwritten value of the security for the Mortgage Loan and which were not afforded any value in the appraisal obtained at the origination of the Mortgage Loan.

27. To the Seller's knowledge, as of the date of origination of such Mortgage Loan, based on an opinion of counsel, an endorsement to the related title policy, a zoning letter or a zoning report, and, to the Seller's knowledge, as of the Cut-Off Date, there are no violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property, the improvements thereon or the use and occupancy thereof which would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property which are not covered by title insurance. Any non-conformity with zoning laws constitutes a legal non-conforming use or structure (i) which, in the event of casualty or destruction, may be restored or repaired to the full extent of the use or structure at the time of such casualty, (ii) for which law and ordinance insurance coverage has been obtained in amounts customarily required by prudent commercial mortgage lenders, or (iii) which does not materially and adversely affect the use, operation or value of the Mortgaged Property.

28. To the Seller's actual knowledge based on surveys and/or the title policy referred to herein obtained in connection with the origination of each Mortgage Loan, none of the material improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by title insurance) and no improvements on adjoining properties encroached upon such Mortgaged Property to any material and adverse extent (unless affirmatively covered by title insurance).

29. Each Mortgage Loan with an original principal balance over $5,000,000 requires the Mortgagor to be for at least for so long as the Mortgage Loan is outstanding and, to Seller's actual knowledge, each Mortgagor is, a Single-Purpose Entity. For this purpose, "Single-Purpose Entity" means a person, other than an individual, whose organizational documents provide, or which entity represented and covenanted in the related Mortgage Loan documents, substantially to the effect that such Mortgagor (i) does not and will not have any material assets other than those related to its interest in such Mortgaged Property or Properties or the financing thereof; (ii) does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Mortgage Loan documents; (iii) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; and (iv) holds itself out as being a legal entity, separate and apart from any other person. With respect to each Mortgage Loan with an original principal balance over $15,000,000, the organizational documents of the related Mortgagor provide substantially to the effect that such Mortgagor (i) does not and will not have any material assets other than those related to its interest in such Mortgaged Property or Properties or the financing thereof; (ii) does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Mortgage Loan documents; (iii) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; and (iv) holds itself out as being a legal entity, separate and apart from any other person. Each such Mortgage Loan having an original principal balance of $20,000,000 or more has a counsel's opinion regarding non-consolidation of the Mortgagor in any insolvency proceeding involving any other party. The organizational documents of any Mortgagor on a Mortgage Loan having an original principal balance of $15,000,000 or more which is a single member limited liability company provide that the Mortgagor shall not dissolve or liquidate upon the bankruptcy, dissolution, liquidation or death of the sole member. With respect to any such single member limited liability company, which is the Mortgagor on a Mortgage Loan having an original principal balance of $15,000,000 or more, the Mortgage Loan has an opinion of such Mortgagor's counsel confirming that the law of the jurisdiction in which such single member limited liability company was organized permits such continued existence upon such bankruptcy, dissolution, liquidation or death of the sole member of the Mortgagor.

30. No advance of funds has been made other than pursuant to the loan documents, directly or indirectly, by the Seller to the Mortgagor and, to the Seller's actual knowledge, no funds have been received from any Person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage.

31. As of the date of origination and, to the Seller's actual knowledge, as of the Cut-Off Date, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the Mortgagor or the related Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect such Mortgagor's ability to pay principal, interest or any other amounts due under such Mortgage Loan or the security intended to be provided by the Mortgage Loan documents or the current use of the Mortgaged Property.

32. As of the date of origination, and, to the Seller's actual knowledge, as of the Cut Off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law.

33. The Mortgage Loan and the interest (exclusive of any default interest, late charges or Prepayment Premiums) contracted for on such Mortgage Loan (other than an ARD Loan after the Anticipated Repayment Date) complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

34. Except with respect to the Companion Loan of any Co-Lender Loan, the related Mortgage Note is not secured by any collateral that secures a Mortgage Loan that is not in the Trust Fund and each Crossed Loan is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

35. The improvements located on the Mortgaged Property are either not located in a federally designated special flood hazard area or, if so located, the Mortgagor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such policy is in full force and effect in an amount no less than the lesser of (i) the original principal balance of the Mortgage Loan, (ii) the value of such improvements on the related Mortgaged Property located in such flood hazard area or (iii) the maximum allowed under the related federal flood insurance program.

36. All escrow deposits and payments required pursuant to the Mortgage Loan as of the Closing Date required to be deposited with the Seller in accordance with the Mortgage Loan documents have been so deposited, are in the possession, or under the control, of the Seller or its agent and there are no deficiencies in connection therewith.

37. To the Seller's actual knowledge, based on the due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions with respect to the related geographic area and properties comparable to the related Mortgaged Property, as of the date of origination of the Mortgage Loan, the related Mortgagor, the related lessee, franchisor or operator was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property by the related Mortgagor, and, as of the Cut-Off Date, the Seller has no actual knowledge that the related Mortgagor, the related lessee, franchisor or operator was not in possession of such licenses, permits and authorizations. The Mortgage Loan documents require the Mortgagor to maintain all such licenses, permits, authorizations and franchises.

38. The origination (or acquisition, as the case may be), servicing and collection practices used by the Seller with respect to the Mortgage Loan have been in all respects legal and have met customary industry standards for servicing of commercial mortgage loans for conduit loan programs.

39. Except for Mortgagors under Mortgage Loans the Mortgaged Property with respect to which includes a Ground Lease, the related Mortgagor (or its affiliate) has title in the fee simple interest in each related Mortgaged Property.

40. The Mortgage Loan documents for each Mortgage Loan provide that each Mortgage Loan is non-recourse to the related Mortgagor except that the related Mortgagor and an additional guarantor who is a natural person accepts responsibility for fraud and/or other intentional material misrepresentation and environmental indemnity. Furthermore, the Mortgage Loan documents for each Mortgage Loan provide that the related Mortgagor and an additional guarantor, who is a natural person, shall be liable to the lender for losses incurred due to the misapplication or misappropriation of rents collected in advance or received by the related Mortgagor after the occurrence of an event of default and not paid to the mortgagee or applied to the Mortgaged Property in the ordinary course of business, misapplication or conversion by the Mortgagor of insurance proceeds or condemnation awards or breach of the environmental covenants in the related Mortgage Loan documents.

41. Subject to the exceptions set forth in paragraph (5) and upon possession of the Mortgaged Property as required under applicable state law, the Assignment of Leases set forth in the Mortgage or separate from the related Mortgage and related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and enforceable lien and security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the real property.

42. With respect to such Mortgage Loan, any Prepayment Premium and Yield Maintenance Charge constitutes a "customary prepayment penalty" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

43. If such Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Mortgage Loan permits defeasance (1) no earlier than two years after the Closing Date and (2) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note. Such Mortgage Loan was not originated with the intent to collateralize a REMIC offering with obligations that are not real estate mortgages. In addition, if such Mortgage contains such a defeasance provision, it provides (or otherwise contains provisions pursuant to which the holder can require) that an opinion be provided to the effect that such holder has a first priority perfected security interest in the defeasance collateral. The related Mortgage Loan documents permit the lender to charge all of its expenses associated with a defeasance to the Mortgagor (including Rating Agencies' fees, accounting fees and attorneys' fees), and provide that the related Mortgagor must deliver (or otherwise, the Mortgage Loan documents contain certain provisions pursuant to which the lender can require) (a) an accountant's certification as to the adequacy of the defeasance collateral to make payments under the related Mortgage Loan for the remainder of its term, (b) an Opinion of Counsel that the defeasance complies with all applicable REMIC Provisions, and (c) assurances from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates. Notwithstanding the foregoing, some of the Mortgage Loan documents may not affirmatively contain all such requirements, but such requirements are effectively present in such documents due to the general obligation to comply with the REMIC Provisions and/or deliver a REMIC Opinion of Counsel.

44. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

45. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan.

46. Except with respect to the Companion Loan of any Co-Lender Loan, none of the Mortgaged Properties is encumbered, and none of the Mortgage Loan documents permits the related Mortgaged Property to be encumbered subsequent to the Closing Date without the prior written consent of the holder thereof, by any lien securing the payment of money junior to or of equal priority with, or superior to, the lien of the related Mortgage (other than Title Exceptions, taxes, assessments and contested mechanics and materialmens liens that become payable after the Cut-Off Date of the related Mortgage Loan).

47. Each related Mortgaged Property constitutes one or more complete separate tax lots (or the related Mortgagor has covenanted to obtain separate tax lots and a Person has indemnified the mortgagee for any loss suffered in connection therewith or an escrow of funds in an amount sufficient to pay taxes resulting from a breach thereof has been established) or is subject to an endorsement under the related title insurance policy.

48. An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan; and such appraisal satisfied either (A) the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, or (B) the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act or 1989, in either case as in effect on the date such Mortgage Loan was originated.

49. In the origination and servicing of the Mortgage Loan, neither Seller nor any prior holder of the Mortgage Loan participated in any fraud or intentional material misrepresentation with respect to the Mortgage Loan. To Seller's knowledge, no Mortgagor or guarantor originated a Mortgage Loan.

50. Each Mortgage or related Mortgage Loan documents require the Mortgagor, upon request, to provide the owner or holder of the Mortgage with quarterly (except for some Mortgage Loans with an original principal balance less than $5,000,000) and annual operating statements (or a balance sheet and statement of income and expenses), rent rolls (if there is more than one tenant) and related information, which annual financial statements for all Mortgage Loans with an outstanding principal balance greater than $20,000,000 are required to be audited by an independent certified public accountant.

51. Each Mortgaged Property is served by public utilities, water and sewer (or septic facilities) and otherwise appropriate for the use in which the Mortgaged Property is currently being utilized.

52. If the Mortgaged Property securing any Mortgage Loan is covered by a secured creditor policy, then:

      (a)   the Seller:

                  (i) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller; or

                  (ii) has delivered or caused to be delivered to the insurer or its agent under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

      in each case, with respect to (i) or (ii), to the extent required by such policy or to the extent the failure to make any such disclosure or deliver any such report would materially and adversely affect the Mortgagor's ability to recover under such policy;

      (b)   all premiums for such insurance have been paid;

      (c)   such insurance is in full force and effect;

      (d) such insurance has a term of at least five years beyond the maturity date (or the Anticipated Repayment Date for ARD Loans) of such Mortgage Loan;

      (e) an environmental report, a property condition report or an engineering report was prepared that included an assessment for lead-based paint ("LBP") (in the case of a multifamily property built prior to 1978), asbestos-containing materials ("ACM") (in the case of any property built prior to 1985) and radon gas ("RG") (in the case of a multifamily property) at such Mortgaged Property and
            (ii) if such report disclosed the existence of a material and adverse LBP, ACM or RG environmental condition or circumstance affecting such Mortgaged Property, then, except as otherwise described on Schedule II, (A) the related Mortgagor was required to remediate such condition or circumstance prior to the closing of the subject Mortgage Loan, or (B) the related Mortgagor was required to provide additional security reasonably estimated to be adequate to cure such condition or circumstance, or (C) such report did not recommend any action requiring the expenditure of any material funds and the related Mortgage Loan documents require the related Mortgagor to establish an operations and maintenance plan with respect to such condition or circumstance after the closing of such Mortgage Loan; and

      (f)   rights under such policy inure to the benefit of the Purchaser.

53. Each Mortgage Loan was originated by or for a savings and loan association, savings bank, commercial bank, credit union, insurance company, or similar institution that is supervised and examined by a Federal or State authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act; each Mortgaged Property consists of one or more separate tax parcels of real property upon which is located one or more commercial structures and otherwise meets the requirements for eligibility under the Secondary Mortgage Market Enhancement Act of 1984 for commercial property; and

54. Each Mortgage Loan is secured by the fee interest in the related Mortgaged Property, except with respect to loan numbers 39, 116 and 123 listed on the Mortgage Loan Schedule, which Mortgage Loans are secured by the interest of the related Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease") (the term Ground Lease shall mean such ground lease, all written amendments and modifications, and any related estoppels or agreements from the ground lessor and, in the event the Mortgagor's interest is a ground subleasehold, shall also include not only such ground sublease but also the related ground lease) (or, with respect to loan numbers 39 and 123, which Mortgage Loans are secured by fee interests with respect to certain of the related Mortgaged Properties and ground leases with respect to other of the related Mortgaged Properties), but not by the related fee interest in such Mortgaged Property (the "Fee Interest") and:

      (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date, and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns, in a manner that would materially adversely affect the security provided by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of written instruments which are a part of the related Mortgage File;

      (b) Such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Title Exceptions;

      (c) The Mortgagor's interest in such Ground Lease is assignable to the mortgagee and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Cut-Off Date) and, in the event that it is so assigned, is further assignable by the mortgagee and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor (or, if such consent is required, it has been obtained prior to the Cut-Off Date);

      (d) As of the Closing Date such Ground Lease is in full force and effect, and the Seller has not received notice (nor is the Seller otherwise aware) that any default has occurred under such Ground Lease as of the Cut-Off Date;

      (e) Seller or its agent has provided the lessor under the Ground Lease with notice of its lien, and such Ground Lease requires the lessor to give notice of any default by the lessee to the mortgagee, and such Ground Lease, further provides that no notice of termination given under such Ground Lease is effective against such mortgagee unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

      (f) The mortgagee under such Mortgage Loan is permitted a reasonable opportunity to cure any default under such Ground Lease (including where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease), which is curable after the receipt of written notice of any such default, before the lessor thereunder may terminate such Ground Lease, and all of the rights of the Mortgagor under such Ground Lease and the related Mortgage (insofar as it relates to the Ground Lease) may be exercised by or on behalf of the mortgagee;

      (g) Such Ground Lease has a current term (including one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the Seller, its successors or assigns) which extends not less than 10 years beyond the amortization term of the related Mortgage Loan;

      (h) Such Ground Lease requires the lessor to enter into a new lease with the mortgagee under such Mortgage Loan upon termination of such Ground Lease for any reason, including rejection of such Ground Lease in a bankruptcy proceeding;

      (i) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds or condemnation award will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage Loan or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

      (j) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender; and the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of the Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage; and

      (k) Such Ground Lease may not be amended or modified without the prior consent of the mortgagee under such Mortgage Loan and any such action without such consent is not binding on such mortgagee, its successors or assigns.

                                   SCHEDULE II

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

                                 [See Attached]

                                WBCMT 2006-C-27
            SCHEDULE OF EXCEPTIONS TO REPRESENTATION AND WARRANTIES

Representation #3

---------------------------------------------------------------------------
Loan Number     Loan Name          Description of Exception
---------------------------------------------------------------------------
                Centennial Plaza   The agreement between the Oxnard
                                   Community Development Commission
                                   ("CDC") and the Borrower involves a
                                   Right of Reverter, which allows the
                                   CDC to take control of the subject
                                   property if several operating
                                   covenants are not met. These covenants
                                   require that the property be in
                                   continual use for the next 25 years as
                                   a movie theater and that the revenue
                                   from the theater equal or exceed
                                   $208,000 per month in any 60-month
                                   period.

                                   The title policy insures against any
                                   losses that are sustained in relation
                                   to the Right of Reverter. These losses
                                   include damages if the Right of
                                   Reverter is ever exercised.

                                   There exist three Notes in the amount
                                   of $1,800,000 which are secured by
                                   equity interest in the borrower. The
                                   said Notes are owed to the Oxnard
                                   Community Development Commission
                                   ("CDC") and have a term of 25 years
                                   and an interest rate of 5%.
---------------------------------------------------------------------------
                Sedalia Medical    The city has a 15 year right of
                Office             revertion to the property if it is not
                                   used as a professional office.

                                   Title coverage was obtained over
                                   revertion. Recourse provisions include
                                   loss and damage and the city provided
                                   a subordination with notice and right
                                   to cure within 30 days. Per the
                                   subordination agreement, if breeched,
                                   the revertion is only to the misused
                                   portion.
---------------------------------------------------------------------------
                Fairfield Inn and  Pursuant to the Cherokee Code
                Suites -           published by Order of the Tribal
                Cherokee, NC       Council of the Eastern Band of
                                   Cherokee Indians (to which the
                                   mortgage loan is subject), the
                                   Mortgagor's leasehold interest does
                                   not have priority over any lien or
                                   claim arising from a Tribal levy or
                                   assessment imposed against the
                                   mortgaged property after recording the
                                   mortgage.
---------------------------------------------------------------------------
                Lakeridge West     The property also secures a B-Note
                Apartments         with a principal balance of $800,000.
---------------------------------------------------------------------------
                Yuma Palms         There is $8,000,000 of existing
                                   mezzanine financing. Incoming TIC
                                   funds shall be used to pay down the
                                   mezzanine loan. After 9 months a cash
                                   flow sweep shall be triggered and
                                   continue until mezzanine is paid in
                                   full.
---------------------------------------------------------------------------

Representation #4

---------------------------------------------------------------------------
Loan Number     Loan Name          Description of Exception
---------------------------------------------------------------------------
                Best Western       At closing a portion of the loan
                Ramsey, Forest     proceeds were escrowed to be disbursed
                Hills MHC,         upon satisfying certain criteria
                Glendale Center,   outlined in the loan documents.
                Lakemont Ridge RV
                and MHC, Mobile
                Estates, Sherwood
                & Bourne End MHC,
                Village Mall,
                Westwood MHC,
                Mack Alter,
                Forest Hill,
                Bangs MHP
---------------------------------------------------------------------------

Representation #8

---------------------------------------------------------------------------
Loan Number     Loan Name          Description of Exception
---------------------------------------------------------------------------
                Centennial Plaza   The agreement between the Oxnard
                                   Community Development Commission
                                   ("CDC") and the Borrower involves a
                                   Right of Reverter, which allows the
                                   CDC to take control of the subject
                                   property if several operating
                                   covenants are not met. These covenants
                                   require that the property be in
                                   continual use for the next 25 years as
                                   a movie theater and that the revenue
                                   from the theater equal or exceed
                                   $208,000 per month in any 60-month
                                   period.

                                   The title policy insures against any
                                   losses that are sustained in relation
                                   to the Right of Reverter. These losses
                                   include damages if the Right of
                                   Reverter is ever exercised.

                                   There exist three Notes in the amount
                                   of $1,800,000 which are secured by
                                   equity interest in the borrower. The
                                   said Notes are owed to the Oxnard
                                   Community Development Commission
                                   ("CDC") and have a term of 25 years
                                   and an interest rate of 5%.
---------------------------------------------------------------------------
                Sedalia Medical    The city has a 15 year right of
                Office             revertion to the property if it is not
                                   used as a professional office.

                                   Title coverage was obtained over
                                   revertion. Recourse provisions include
                                   loss and damage and the city provided
                                   a subordination with notice and right
                                   to cure within 30 days. Per the
                                   subordination agreement, if breeched,
                                   the revertion is only to the misused
                                   portion.
---------------------------------------------------------------------------
                Fairfield Inn and  Pursuant to the Cherokee Code
                Suites -           published by Order of the Tribal
                Cherokee, NC       Council of the Eastern Band of
                                   Cherokee Indians (to which the
                                   mortgage loan is subject), the
                                   Mortgagor's leasehold interest does
                                   not have priority over any lien or
                                   claim arising from a Tribal levy or
                                   assessment imposed against the
                                   mortgaged property after recording the
                                   mortgage.
---------------------------------------------------------------------------
                Lakeridge West     The property also secures a B-Note
                Apartments         with a principal balance of $800,000.
---------------------------------------------------------------------------
                Yuma Palms         There is $8,000,000 of existing
                                   mezzanine financing. Incoming TIC
                                   funds shall be used to pay down the
                                   mezzanine loan. After 9 months a cash
                                   flow sweep shall be triggered and
                                   continue until mezzanine is paid in
                                   full.
---------------------------------------------------------------------------

Representation #11

---------------------------------------------------------------------------
Loan Number     Loan Name          Description of Exception
---------------------------------------------------------------------------
                DEA Building,      An immediate repair reserve was not
                Yuma Palms         collected at closing.
---------------------------------------------------------------------------
                Glendale Center    There is also an Adjacent Land Parcel
                                   for which Maguire is considering
                                   development opportunities. The
                                   Adjacent Land Parcel is currently part
                                   of the collateral, but may be released
                                   subsequent to closing. Development may
                                   commence prior to the release of the
                                   parcel and the Lender has been
                                   indemnified for any losses.
---------------------------------------------------------------------------
                315 South Beverly  Borrower recently completed the first
                Drive              phase of an estimated $2.0 million
                                   capital improvement plan. The second
                                   phase of capital improvements has been
                                   started and is an ongoing process. It
                                   is expected to be completed in
                                   September 2006.
---------------------------------------------------------------------------
                Rancho Las Brisas  The borrower plans on renovating units
                                   as they turnover, estimated at 40% per
                                   year over the next two to three years.
                                   At closing, $650,000 from Loan
                                   proceeds was placed into a CapEx
                                   Reserve to be held with Lender's
                                   designee to fund renovation
                                   expenditures.
---------------------------------------------------------------------------

Representation #12

---------------------------------------------------------------------------
Loan Number     Loan Name          Description of Exception
---------------------------------------------------------------------------
                Fairfield Inn and  Pursuant to the Cherokee Code
                Suites -           published by Order of the Tribal
                Cherokee, NC       Council of the Eastern Band of
                                   Cherokee Indians (to which the
                                   mortgage loan is subject), the
                                   Mortgagor's leasehold interest does
                                   not have priority over any lien or
                                   claim arising from a Tribal levy or
                                   assessment imposed against the
                                   mortgaged property after recording the
                                   mortgage.
---------------------------------------------------------------------------

Representation #13

---------------------------------------------------------------------------
Loan Number     Loan Name          Description of Exception
---------------------------------------------------------------------------
                Shell Creek Resort The property is covered by four months
                                   of business interruption insurance. A
                                   non recourse carveout was added to the
                                   Note and Indemnity making Borrower and
                                   Indemnitor personally liable for one
                                   month of Rent Loss insurance proceeds.
                                   In the event 12 months of Rent Loss
                                   insurance is subsequently available
                                   for the property, Lender may require
                                   that borrower obtain such insurance.
---------------------------------------------------------------------------
                Yuma Palms         If any of the policies of insurance
                                   contain an exclusion from coverage for
                                   acts of terrorism, Mortgagor shall not
                                   be required to obtain such coverage
                                   provided (I) an Inland entity executes
                                   a guaranty, in form and substance
                                   satisfactory to Lender, guaranteeing
                                   in the event of any act of terrorism,
                                   payment to Lender of any sums that
                                   would have been payable to Lender
                                   under such coverage (which shall be
                                   applied by Lender in accordance with
                                   6.4 hereof), and (II) the Inland
                                   entity maintains a net worth of at
                                   least $300,000,000 (as determined by
                                   such entity's most recent audited
                                   financial statements), such entity
                                   maintains a direct or indirect
                                   ownership interest in Mortgagor, and
                                   the aggregate loan to value ratio (as
                                   determined by Lender) ("LTV") for all
                                   properties on which such entity has a
                                   direct or indirect ownership interest
                                   shall not exceed 60%, however, the
                                   Inland entity may exceed the 60% LTV
                                   for a period not to exceed six (6)
                                   months out of any twelve (12) month
                                   period either (1) during the time
                                   period when the Inland entity is
                                   offering securities to the public or
                                   2) when in the business judgment of
                                   the Inland entity, exceeding an LTV of
                                   60% is necessary given existing
                                   circumstances of the credit
                                   environment, but in no event shall the
                                   LTV exceed 65% if the Inland entity
                                   maintains a net worth greater than or
                                   equal to $300,000,000, but less than
                                   $400,000,000, or 70% if the Inland
                                   entity maintains a net worth of at
                                   least $400,000,000.
---------------------------------------------------------------------------
                DEA Building       Tenant may self insure.
---------------------------------------------------------------------------
                Pan Am Building    Upon policy expiration (and each
                                   expiration thereafter), terrorism
                                   insurance will be required up to a
                                   cost that is the lesser of i)110% of
                                   the previous annual all-risk hazard
                                   premium amounts, or ii)150% of a
                                   stand-alone Terrorism Insurance policy.
---------------------------------------------------------------------------

Representation #17

---------------------------------------------------------------------------
                Lakeridge West     The property also secures a B-Note
                Apartments         with a principal balance of $800,000.
---------------------------------------------------------------------------
                Yuma Palms         There is $8,000,000 of existing
                                   mezzanine financing. Incoming TIC
                                   funds shall be used to pay down the
                                   mezzanine loan. After 9 months a cash
                                   flow sweep shall be triggered and
                                   continue until mezzanine is paid in
                                   full.
---------------------------------------------------------------------------
                Crown Building     Secondary debt secured by the property
                                   will be allowed subject to a maximum
                                   LTV of 70% and a minimum DSCR of 1.60x
                                   for the total debt.
---------------------------------------------------------------------------
                Centennial Plaza   There exist three Notes in the amount
                                   of $1,800,000 which are secured by
                                   equity interest in the borrower. The
                                   said Notes are owed to the Oxnard
                                   Community Development Commission
                                   ("CDC") and have a term of 25 years
                                   and an interest rate of 5%.
---------------------------------------------------------------------------

Representation #19

---------------------------------------------------------------------------
Loan Number     Loan Name          Description of Exception
---------------------------------------------------------------------------
                Glendale Center    The subject property is located within
                                   a portion of the San Fernando Valley
                                   that is listed as a Superfund site on
                                   the National Priority List (NPL). This
                                   area is part of the San Fernando
                                   Valley Groundwater Basin, which is
                                   contaminated with volatile organic
                                   compounds (VOCs), including
                                   trichloroethylene (TCE) and
                                   perchloroethylene (PCE). It should be
                                   noted that the subject property has
                                   not been identified as a responsible
                                   party and the drinking water at the
                                   site is supplied by the local
                                   municipality.
---------------------------------------------------------------------------
                Crown Building,    There is no entity or warm body on the
                315 South Beverly  carveouts.
---------------------------------------------------------------------------
                Yuma Palms         Only the mortgagor is liable for the
                                   environmental covenants.
---------------------------------------------------------------------------
                Bernalillo         Liability for each tenant in common is
                Marketplace;       limited to their contribution.
                Cherry Creek
                Business Park;
                DEA Building; Pan
                Am Building;
                Pineview
                Apartments;
                Stonehue Center;
                Village Mall;
                Model T Plaza
---------------------------------------------------------------------------
                Embassy Suites     There is no warm body for the
                Lake Tahoe;        environmental carveouts.
                Glendale Center;
                Rocky Branch
                Shopping Center;
                10333 Harwin;
                17043 El Camino
---------------------------------------------------------------------------

Representation #22

---------------------------------------------------------------------------
                Yuma Palms         There is $8,000,000 of existing
                                   mezzanine financing currently held by
                                   NCCI. Incoming TIC funds shall be used
                                   to pay down the mezzanine loan. After
                                   9 months a cash flow sweep shall be
                                   triggered and continue until mezzanine
                                   is paid in full.
---------------------------------------------------------------------------
                Centennial Plaza   There exist three Notes in the amount
                                   of $1,800,000 which are secured by
                                   equity interest in the borrower. The
                                   said Notes are owed to the Oxnard
                                   Community Development Commission
                                   ("CDC") and have a term of 25 years
                                   and an interest rate of 5%.
---------------------------------------------------------------------------

Representation #23

---------------------------------------------------------------------------
Loan Number     Loan Name          Description of Exception
---------------------------------------------------------------------------
                Encino Town Center Transfer of limited partnership
                                   interests in Borrower to persons who
                                   are limited partners at the time of
                                   closing shall not be a violation of
                                   the Due on Sale clause so long as the
                                   Borrower is reconstituted, if
                                   necessary, so that persons responsible
                                   for the management of the property and
                                   Borrower remain unchanged.
---------------------------------------------------------------------------
                Garden Valley      Up to 49% of the non-managing
                                   interests are freely transferable. The
                                   property may be transferred to a newly
                                   formed SPE wholly owned and controlled
                                   by Westwind Enterprises, Ltd. so long
                                   as Ray K. Farris, II maintains
                                   managerial control and his total
                                   family interests in the entity do not
                                   decrease.
---------------------------------------------------------------------------
                Glendale Center    The following transfers shall not be
                                   deemed to be a Transfer and shall not
                                   require Lender's consent: i) Sale or
                                   transfer, in one or a series of
                                   transactions, of not more than 49% of
                                   the stock in a Restricted Party; ii)
                                   Sale or transfer, directly or
                                   indirectly, in one or a series of
                                   transactions, of not more than 49% of
                                   the limited partnership interests or
                                   non managing limited liability company
                                   interests in a Restricted Party.
---------------------------------------------------------------------------
                Yuma Palms         A transfer does not include a) any
                                   issuance, sale or transfer of interest
                                   in/to the REIT, a wholly owned
                                   subsidiary of the REIT, or any other
                                   reit sponsored by Inland American Real
                                   Estate Trust, Inc. or other entity
                                   created through merger b) transfer by
                                   devise or descent or by operation of
                                   law upon the death of a member of
                                   Mortgagor, c) a transfer to a
                                   transferee in which the sponsor or a
                                   directly or indirectly owned affiliate
                                   owns at least 20% of the transferee
                                   and is the managing entity and d) a
                                   sale, transfer or hypothecation of a
                                   membership interest in Mortgagor by
                                   the current member(s) to an immediate
                                   family member of such member. After 12
                                   months of loan closing, Mortgagor may
                                   transfer greater than 49% of the
                                   direct or indirect interests in the
                                   Mortgagor, provided that the transfer
                                   is to a Qualified Entity. A Qualified
                                   Entity is an entity with x) a net
                                   worth of $200,000,000 y) sufficient
                                   experience as determined by Lender,
                                   and z) which owns or manages retail
                                   properties containing at least
                                   1,000,000 square feet of gross
                                   leasable area.
---------------------------------------------------------------------------
                Bernalillo         Transfers of interest in Mortgagor are
                Marketplace;       permitted to any entity that is party
                Business Park;     to or will be party to the related TIC
                DEA Building; Pan  Agreement.
                Am Building;
                Pineview
                Apartments;
                Stonehue Center;
                Village Mall;
                Model T Plaza
---------------------------------------------------------------------------
                Cherry Creek       Transfers of interest in Mortgagor are
                                   permitted to any entity that is party
                                   to or will be party to the related TIC
                                   Agreement. Additionally, Borrower may
                                   make an interim transfer to
                                   ScanlanKemperBard Companies, LLC or
                                   its members upon satisfaction of
                                   certain conditions.
---------------------------------------------------------------------------
                Crown Building     Secured and unsecured secondary debt
                                   will be allowed subject to a maximum
                                   LTV of 70% and a minimum DSCR of 1.60x
                                   for the total debt.
---------------------------------------------------------------------------
                Pan Am Building    Mezzanine financing will be allowed
                                   subject to a maximum LTV of 85% and a
                                   minimum DSCR of 1.10x for the total
                                   debt.
---------------------------------------------------------------------------
                San Antonio        Mezzanine financing will be allowed
                Retail Portfolio   subject to a maximum LTV of 75% and a
                                   minimum DSCR of 1.25x for the total
                                   debt.
---------------------------------------------------------------------------
                315 South Beverly  Mezzanine financing will be allowed
                Drive              subject to a maximum LTV of 80% and a
                                   minimum DSCR of 1.10x for the total
                                   debt.
---------------------------------------------------------------------------
                Cherry Creek       Mezzanine financing will be allowed
                Business Park      subject to a maximum LTV of 80% and a
                                   minimum DSCR of 1.20x for the total
                                   debt.
---------------------------------------------------------------------------

Representation #26

---------------------------------------------------------------------------
Loan Number     Loan Name          Description of Exception
---------------------------------------------------------------------------
                10333 Harwin -     Properties may be released from cross
                Houston, TX;       upon achieving i) 1.20 DSCR; ii) Max
                17043 El Camino    of 80% LTV; iii) Annualized NOI for
                                   property for preceding min. of 6
                                   months must be at least $908,152 for
                                   10333 Harwin - Houston, TX or $462,390
                                   for 17043 El Camino
---------------------------------------------------------------------------
                Comfort Suites -   Following the initial two-year lockout
                Pineville &        period, Lender will allow the release
                Quality Inn and    of the Quality Inn & Suites pursuant
                Suites - Hickory   to conditions including a pay down of
                                   the Loan balance at 150% of the then
                                   outstanding principal balance, subject
                                   to the applicable Yield Maintenance
                                   penalties; the remaining subject
                                   collateral maintaining the Minimum
                                   DSCR  of 1.35x and a Maximum LTV of
                                   75%.
---------------------------------------------------------------------------
                DEA Building,      An unimproved portion of the property
                Model T Plaza      may be freely released.
---------------------------------------------------------------------------
                Lakemont Ridge RV  To the extent any mobile homes are
                and MHP            abandoned by any tenants, Borrower may
                                   obtain title and dispose of such
                                   mobile homes pursuant to applicable
                                   Florida law without replacing such
                                   Collateral.
---------------------------------------------------------------------------
                Glendale Center    There is an Adjacent Land Parcel for
                                   which Maguire is considering
                                   development opportunities. The
                                   Adjacent Land Parcel is currently part
                                   of the collateral, but may be released
                                   subsequent to closing provided various
                                   conditions in the loan documents are
                                   met.

                                   At loan closing, a ground lease had
                                   been entered into between the
                                   Borrower, as lessor, and an affiliate
                                   of the Borrower, as lessee, with
                                   respect to the Adjacent Parcel, a
                                   memorandum of which has been recorded
                                   (the "Ground Lease"). Prior to release
                                   of the parcel, the Ground Lease will
                                   be modified consistent with the latest
                                   development plans and requirements.
                                   Maguire has indemnified the lender for
                                   any losses incurred prior to or during
                                   the release of the parcel. Development
                                   may commence prior to the release of
                                   the parcel and the Lender has been
                                   indemnified for any losses.
---------------------------------------------------------------------------
                San Antonio        After the Earliest Permitted
                Retail Portfolio   Defeasance Date, Lender shall consent
                                   from time to time to a release of
                                   either the Churchill West Property or
                                   South Flores Property together with
                                   improvements from the lien of the
                                   Mortgage provided various conditions
                                   are met including an LTV of 80%; a
                                   DSCR of 1.20x; and a paydown of 120%
                                   of the Allocated Value for the
                                   property being released.
---------------------------------------------------------------------------
                Walgreens - 153    The 7-Eleven portion of the property
                Kearny             may be released from the subject
                                   collateral. The loan must be paid down
                                   at 110% of the attributable value for
                                   the 7-Eleven suite and the remaining
                                   collateral must meet the minimum DSCR
                                   of 1.06x and maximum LTV of 75%. In
                                   addition, there are basement space,
                                   mezzanine space and airspace parcels
                                   that may be freely released from the
                                   collateral.
---------------------------------------------------------------------------

Representation #27

---------------------------------------------------------------------------
Loan Number     Loan Name          Description of Exception
---------------------------------------------------------------------------
                Lakemont Ridge RV  Borrower has received 6 Notices of Non
                and MHP            Compliance/Notice of Violation Letters
                                   with regard to issues at the on-site
                                   waste water treatment facility and/or
                                   Storm Water Pond No. 1. An escrow was
                                   established at closing to address the
                                   noted violations.
---------------------------------------------------------------------------
                San Antonio        The Jazzercise space in the Churchill
                Retail Portfolio   property did not have a certificate of
                                   occupancy.
---------------------------------------------------------------------------

Representation #29

---------------------------------------------------------------------------
Loan Number     Loan Name          Description of Exception
---------------------------------------------------------------------------
                315 South          A non-consolidation opinion was not
                Beverly, Encino    obtained.
                Town Center
---------------------------------------------------------------------------

Representation #31

---------------------------------------------------------------------------
Loan Number     Loan Name          Description of Exception
---------------------------------------------------------------------------
                Bangs Mobile Home  Bangs Mobile Home Park and Norman
                Park               Bangs personally are being sued for
                                   damages in excess of $45,000. $50,000
                                   was held back at closing to cover the
                                   potential cost of this law suit until
                                   such time as it is settled.
---------------------------------------------------------------------------
                Suntree Apartments The lender was notified of a pending
                                   litigation by a subcontractor against
                                   the construction company and the
                                   previous property owner of the subject
                                   property. At loan closing, the
                                   construction company was in the
                                   process of posting a bond for the
                                   claim which would be used to satisfy
                                   any judgment. At closing, $200,000 was
                                   held back to cover costs of the claim
                                   in case the borrower does not post the
                                   bond. Once the bond has been posted or
                                   the claim has been dismissed, the
                                   lender shall release the funds to the
                                   borrower.
---------------------------------------------------------------------------
                Garden Valley      There is a judgement against the
                                   sponsor for $3,000,000 related to an
                                   accidental death on a playground. The
                                   sponsor's insurance company is
                                   appealing and this matter will
                                   probably be settled for a lesser
                                   amount. The primary carrier is TIG
                                   provides $1 million and the $10
                                   million umbrella policy is with AIG.
---------------------------------------------------------------------------
                Sedalia Medical    The sponsor is subject to a suit
                Office             related to losses in a profit sharing
                                   plan. According to the correspondent,
                                   the maximum potential loss is $99,000
                                   and the plan has assets of $1.5-1.6
                                   million.
---------------------------------------------------------------------------

Representation #34

---------------------------------------------------------------------------
Loan Number     Loan Name          Description of Exception
---------------------------------------------------------------------------
                Lakeridge West     The property also secures a B-Note
                Apartments         with a principal balance of $800,000.
---------------------------------------------------------------------------

Representation #35

---------------------------------------------------------------------------
Loan Number     Loan Name          Description of Exception
---------------------------------------------------------------------------
                Sherwood/Bourne    An unimproved portion of the property
                                   lies within a flood zone. Flood
                                   insurance was not required.
---------------------------------------------------------------------------

Representation #37

---------------------------------------------------------------------------
Loan Number     Loan Name          Description of Exception
---------------------------------------------------------------------------
                Lakemont Ridge RV  Borrower has received 6 Notices of Non
                and MHP            Compliance/Notice of Violation Letters
                                   with regard to issues at the on-site
                                   waste water treatment facility and/or
                                   Storm Water Pond No. 1. An escrow was
                                   established at closing to address the
                                   noted violations.
---------------------------------------------------------------------------
                San Antonio        The Jazzercise space in the Churchill
                Retail Portfolio   property did not have a certificate of
                                   occupancy.
---------------------------------------------------------------------------

Representation #40

---------------------------------------------------------------------------
Loan Number     Loan Name          Description of Exception
---------------------------------------------------------------------------
                Crown Building,    There is no entity or warm body on the
                315 South Beverly  carveouts.
---------------------------------------------------------------------------
                Yuma Palms         Only the mortgagor is liable for the
                                   environmental covenants.
---------------------------------------------------------------------------
                Bernalillo         Liability for each tenant in common is
                Marketplace;       limited to their contribution.
                Cherry Creek
                Business Park;
                DEA Building; Pan
                Am Building;
                Pineview
                Apartments;
                Stonehue Center;
                Village Mall;
                Model T Plaza
---------------------------------------------------------------------------
                Embassy Suites     There is no warm body for the
                Lake Tahoe;        carveouts.
                Glendale Center;
                Rocky Branch
                Shopping Center;
                10333 Harwin;
                17043 El Camino
---------------------------------------------------------------------------

Representation #46

---------------------------------------------------------------------------
Loan Number     Loan Name          Description of Exception
---------------------------------------------------------------------------
                Lakeridge West     The property also secures a B-Note
                Apartments         with a principal balance of $800,000.
---------------------------------------------------------------------------
                Crown Building     Secured and unsecured secondary debt
                                   will be allowed subject to a maximum
                                   LTV of 70% and a minimum DSCR of 1.60x
                                   for the total debt.
---------------------------------------------------------------------------
                Pan Am Building    Mezzanine financing will be allowed
                                   subject to a maximum LTV of 85% and a
                                   minimum DSCR of 1.10x for the total
                                   debt.
---------------------------------------------------------------------------
                San Antonio        Mezzanine financing will be allowed
                Retail Portfolio   subject to a maximum LTV of 75% and a
                                   minimum DSCR of 1.25x for the total
                                   debt.
---------------------------------------------------------------------------
                315 South Beverly  Mezzanine financing will be allowed
                Drive              subject to a maximum LTV of 80% and a
                                   minimum DSCR of 1.10x for the total
                                   debt.
---------------------------------------------------------------------------
                Cherry Creek       Mezzanine financing will be allowed
                Business Park      subject to a maximum LTV of 80% and a
                                   minimum DSCR of 1.20x for the total
                                   debt.
---------------------------------------------------------------------------

Representation #47

---------------------------------------------------------------------------
Loan Number     Loan Name          Description of Exception
---------------------------------------------------------------------------
                Model T Plaza      The tax lot covering the property also
                                   covers real property that is not
                                   collateral. The Borrower is required
                                   to promptly file a separate tax lot
                                   application. The entire tax lot's
                                   assessments are taken into account in
                                   calculating the impound account
                                   deposits.
---------------------------------------------------------------------------
                Shell Creek Resort There is a 10' X 106' foot strip of
                                   land which lies north of Lot 7 and
                                   south of Lot 8 that Borrower does not
                                   currently hold title to, but which is
                                   included in one of the two tax parcels
                                   for the property.
---------------------------------------------------------------------------
                Walgreens - 153    The tax parcel currently includes
                Kearny             property that is not owned by the
                                   Borrower. All stops to obtain a
                                   separate tax parcel have been
                                   completed.
---------------------------------------------------------------------------

Representation #50

---------------------------------------------------------------------------
Loan Number     Loan Name          Description of Exception
---------------------------------------------------------------------------
                315 South Beverly  Audited financial statements are not
                Drive, Embassy     required.
                Suites Lake
                Tahoe, Encino
                Town Center,
                Glendale Center,
                Pan Am Building,
                Rancho Las
                Brisas, Village
                Mall, Yuma Palms
---------------------------------------------------------------------------

Representation #51

---------------------------------------------------------------------------
Loan Number     Loan Name          Description of Exception
---------------------------------------------------------------------------
                Lakemont Ridge,    The property utilizes well water.
                Shell Creek
---------------------------------------------------------------------------

Representation #53

---------------------------------------------------------------------------
Loan Number     Loan Name          Description of Exception
---------------------------------------------------------------------------
                Model T Plaza      The tax lot covering the property also
                                   covers real property that is not
                                   collateral. The Borrower is required
                                   to promptly file a separate tax lot
                                   application. The entire tax lot's
                                   assessments are taken into account in
                                   calculating the impound account
                                   deposits.
---------------------------------------------------------------------------
                Shell Creek Resort There is a 10' X 106' foot strip of
                                   land which lies north of Lot 7 and
                                   south of Lot 8 that Borrower does not
                                   currently hold title to, but which is
                                   included in one of the two tax parcels
                                   for the property.
---------------------------------------------------------------------------
                Walgreens - 153    The tax parcel currently includes
                Kearny             property that is not owned by the
                                   Borrower. All stops to obtain a
                                   separate tax parcel have been
                                   completed.
---------------------------------------------------------------------------

Representation #54

---------------------------------------------------------------------------
Loan Number     Loan Name          Description of Exception
---------------------------------------------------------------------------
                Best Western -     Fee/Leasehold
                Ramsey, NJ
---------------------------------------------------------------------------
                315 South Beverly  Fee/Leasehold
                Drive
---------------------------------------------------------------------------
                Fairfield Inn and  Leasehold
                Suites - Cherokee
---------------------------------------------------------------------------

Representation #54 - All subsections

---------------------------------------------------------------------------
Loan Number     Loan Name          Description of Exception
---------------------------------------------------------------------------
                Best Western -     The property is structured with a
                Ramsey, NJ         related party ground lease that serves
                                   as an operating lease and generally
                                   does not meet any of the
                                   representations. Lender has both a fee
                                   and leasehold interest.
---------------------------------------------------------------------------
4
Representation #54 b

---------------------------------------------------------------------------
Loan Number     Loan Name          Description of Exception
---------------------------------------------------------------------------
                Fairfield Inn and  Pursuant to the Cherokee Code
                Suites             published by Order of the Tribal
                                   Council of the Eastern Band of
                                   Cherokee Indians (to which the
                                   mortgage loan is subject), the
                                   Mortgagor's leasehold interest does
                                   not have priority over any lien or
                                   claim arising from a Tribal levy or
                                   assessment imposed against the
                                   mortgaged property after recording the
                                   mortgage.
---------------------------------------------------------------------------

Representation #54 h

---------------------------------------------------------------------------
Loan Number     Loan Name          Description of Exception
---------------------------------------------------------------------------
                315 South Beverly  The ground lease is silent as to
                                   requiring a new lease upon rejection
                                   in bankruptcy.
---------------------------------------------------------------------------

Representation #54 i

---------------------------------------------------------------------------
Loan Number     Loan Name          Description of Exception
---------------------------------------------------------------------------
                Fairfield Inn and  The Ground Lease requires that any
                Suites             casualty insurance proceeds be applied
                                   to the repair or restoration of the
                                   mortgage property (and not to the
                                   repayment of the outstanding principal
                                   balance of the mortgage loan).
                                   Further, the ground lease requires
                                   that insurance proceeds be deposited
                                   in escrow with an institution approved
                                   by the Tribal Secretary. The Borrower
                                   provided an additional recourse
                                   carveout provision providing that the
                                   Mortgage Loan shall be fully recourse
                                   to Borrower and Indemnitor in the
                                   event that a casualty occurs and an
                                   event of default occurs thereafter but
                                   prior to the completion of the repairs
                                   and restoration of the damaged
                                   improvements.
---------------------------------------------------------------------------
                315 South Beverly  The lender does not have the right to
                                   hold and disburse casualty proceeds or
                                   condemnation awards.
---------------------------------------------------------------------------

                                    EXHIBIT A

                             Mortgage Loan Schedule

Mortgage Loan Number   Loan Group Number   Property Name
--------------------   -----------------   ----------------------------------------
7                                      1   Glendale Center
10                                     1   Yuma Palms Regional Center
11                                     1   Pan Am Building
12                                     1   Embassy Suites - South Lake Tahoe, CA(2)
27                                     1   Encino Town Center
32                                     2   Rancho Las Brisas Apartments(3)
39                                     1   315 South Beverly Drive
40                                     1   Village Mall(4)
41                                     1   DEA Building - Detroit(5)
57                                     1   Centennial Plaza
58                                     1   Model T Plaza
63                                     2   Forest Hill MHP
64                                     2   Lincoln Towers Apartments
69                                     2   Lakeridge Apartments
70                                     1   Cherry Creek Business Park
76                                     1   10333 Harwin - Houston, TX
84                                     1   Square Lake Park II
89                                     1   Mack-Alter Square Shopping Center
90                                     1   8070-8080 Melrose Avenue
93                                     2   Cedar Village MHP
94                                     1   Walgreens-153 Kearny
95                                     2   Arabian Gardens MHP
98                                     1   8250-8256 Melrose Avenue
103                                    1   Westwood MHC
106                                    1   Bernalillo Marketplace
107                                    1   8007-8013 Melrose Avenue
110                                    1   17043 El Camino
116                                    1   Fairfield Inn & Suites - Cherokee, NC
117                                    2   Garden Valley MHC
119                                    1   Days Inn - Asheville, NC(6)
121                                    1   Comfort Suites - Pineville, NC
123                                    1   Best Western - Ramsey, NJ(7)
126                                    1   Lakemont Ridge RV & MHC
128                                    1   Hawthorn Suites - Huntersville, NC
130                                    1   Stonehue Retail Center
131                                    1   San Antonio Retail Pool
131.01                                     South Flores Street
131.02                                     Churchill West Shopping Center
134                                    1   Shell Creek Park
135                                    1   Bangs MHP
139                                    1   Sedalia Medical Office Building
144                                    1   Big Lots Plaza
147                                    2   Pineview Apartments
148                                    1   Kodiak Self Storage
149                                    2   Sherwood & Bourne End Pool
149.01                                     Bourne End MHP
149.02                                     Sherwood Court MHP
153                                    1   Rocky Branch Shopping Center
158                                    1   Quality Inn & Suites - Hickory, NC
160                                    1   Crown Building

Mortgage Loan Number   Address                                                             City                  State   Zip Code
--------------------   -----------------------------------------------------------------   -------------------   -----   --------
7                      611 North Brand Boulevard                                           Glendale              CA         91203
10                     1305-1550 South Yuma Palms Parkway                                  Yuma                  AZ         85365
11                     1600 Kapiolani Boulevard                                            Honolulu              HI         96813
12                     4130 Lake Tahoe Boulevard                                           South Lake Tahoe      CA         96150
27                     17130-17240 Ventura Boulevard                                       Encino                CA         91316
32                     40125 Los Alamos Road                                               Murrieta              CA         92562
39                     315 South Beverly Drive                                             Beverly Hills         CA         90212
40                     2917 North Vermilion Street                                         Danville              IL         61832
41                     431 Howard Street                                                   Detroit               MI         48226
57                     NWC West 5th Street and South A Street                              Oxnard                CA         93030
58                     14100-14140 Woodward Avenue                                         Highland Park         MI         48203
63                     7700-7800 Forest Hill Drive                                         Fort Worth            TX         76140
64                     15075 Lincoln Road                                                  Oak Park              MI         48237
69                     6155 Plumas Street                                                  Reno                  NV         89519
70                     7808 Cherry Creek Drive South                                       Denver                CO         80231
76                     10333 Harwin Drive                                                  Houston               TX         77036
84                     1750 South Telegraph                                                Bloomfield Township   MI         48302
89                     14630-14820 Mack Avenue                                             Detroit               MI         48215
90                     8070-8080 Melrose Avenue and 662 North Crescent Heights Boulevard   Los Angeles           CA         90046
93                     10701 Cedar Avenue                                                  Bloomington           CA         92316
94                     153 Kearny Street                                                   San Francisco         CA         94108
95                     81600 Fred Waring Drive                                             Indio                 CA         92201
98                     8250-8256 Melrose Avenue and 661 North Harper Avenue                Los Angeles           CA         90046
103                    100 Westwood Circle                                                 Macon                 GA         31206
106                    120-180 East US HIghway 550                                         Bernalillo            NM         87004
107                    8007-8013 Melrose Avenue                                            Los Angeles           CA         90046
110                    17043-17049 El Camino Real                                          Houston               TX         77058
116                    568 Painttown Road                                                  Cherokee              NC         28719
117                    8622 South Zarzamora Street                                         San Antonio           TX         78224
119                    201 Tunnel Road                                                     Asheville             NC         28805
121                    10415 Centrum Parkway                                               Pineville             NC         28134
123                    1315 Route 17 South                                                 Ramsey                NJ         07446
126                    2000 Maine Street                                                   Frostproof            FL         33843
128                    16905 Caldwell Creek                                                Huntersville          NC         28078
130                    20323 Huebner Road                                                  San Antonio           TX         78258
131                    Various                                                             San Antonio           TX      Various
131.01                 6723 South Flores Street                                            San Antonio           TX         78221
131.02                 1031 Patricia Drive                                                 San Antonio           TX         78213
134                    35711 Washington Loop Road                                          Punta Gorda           FL         33982
135                    30 Kendall Pond Road                                                Derry                 NH         03038
139                    1521 Hendron Road                                                   Groveport             OH         43125
144                    6569 Sawmill Road                                                   Dublin                OH         43017
147                    700 Pollard Street                                                  Jasper                TX         75951
148                    4971 Stough Road                                                    Concord               NC         28027
149                    Various                                                             Peru                  IN         46970
149.01                 3 Wycombe Drive                                                     Peru                  IN         46970
149.02                 906 West Main Street                                                Peru                  IN         46970
153                    3511 East Race Avenue Street                                        Searcy                AR         72143
158                    1725 13th Avenue Drive Northwest                                    Hickory               NC         28601
160                    1451 Quail Street                                                   Newport Beach         CA         92660

Mortgage Loan Number   County           Cut-Off Date Loan Balance ($)   Monthly P&I Payments ($)   Grace Days   Mortgage Rate (%)
--------------------   --------------   -----------------------------   ------------------------   ----------   -----------------
7                      Los Angeles                     125,000,000.00   IO                                                 5.8175%
10                     Yuma                             62,530,000.00   IO                                                 5.4700%
11                     Honolulu                         60,000,000.00   IO                                                 6.1700%
12                     El Dorado                        59,358,226.66                 379,363.34                           6.6000%
27                     Los Angeles                      24,500,000.00                 148,310.51                           6.0900%
32                     Riverside                        22,675,000.00   IO                                                 6.8400%
39                     Los Angeles                      20,000,000.00   IO                                                 6.2200%
40                     Vermilion                        20,000,000.00                 122,493.80                           6.2000%
41                     Wayne                            19,607,638.17                 123,621.96                           6.4600%
57                     Ventura                          15,583,810.58                 110,357.09                           7.0100%
58                     Wayne                            15,200,000.00                  94,182.97                           6.3100%
63                     Tarrant                          13,590,813.93                  88,118.96                           6.7400%
64                     Oakland                          13,200,000.00                  80,674.67                           6.1800%
69                     Washoe                           11,940,786.32                  73,733.72                           6.2700%
70                     Denver                           11,500,000.00                  70,807.48                           6.2500%
76                     Harris                           10,574,580.22                  62,295.08                           5.7800%
84                     Oakland                           9,075,307.39                  54,126.91                           5.9260%
89                     Wayne                             8,000,000.00                  45,473.33                           5.5100%
90                     Los Angeles                       7,900,000.00                  48,538.94           10              6.2300%
93                     San Bernardino                    7,500,000.00                  45,643.57                           6.1400%
94                     San Francisco                     7,500,000.00                  47,652.00                           6.5500%
95                     Riverside                         7,494,058.65                  45,789.27                           6.1700%
98                     Los Angeles                       6,800,000.00                  41,559.68           10              6.1800%
103                    Bibb                              5,995,947.32                  38,876.01                           6.7400%
106                    Sandoval                          5,600,000.00                  34,370.97                           6.2200%
107                    Los Angeles                       5,300,000.00                  32,564.10           10              6.2300%
110                    Harris                            5,043,796.49                  29,713.11                           5.7800%
116                    Swain                             4,680,402.83                  29,681.71                           5.7900%
117                    Bexar                             4,613,064.51                  27,254.41                           5.7900%
119                    Buncombe                          4,494,898.37                  30,637.88                           6.5900%
121                    Mecklenburg                       4,263,583.20                  27,858.32                           6.1200%
123                    Bergen                            4,192,194.26                  31,314.07                           6.5000%
126                    Polk                              4,000,000.00                  24,824.13                           6.3250%
128                    Mecklenburg                       3,695,378.58                  24,088.56                           6.1100%
130                    Bexar                             3,500,000.00                  21,572.87                           6.2600%
131                    Bexar                             3,497,286.70                  21,550.08                           6.2500%
131.01                 Bexar
131.02                 Bexar
134                    Charlotte                         3,100,000.00                  19,046.93                           6.2300%
135                    Rockingham                        3,084,837.37                  19,328.13                           6.4000%
139                    Franklin                          2,747,833.21                  16,825.06                           6.1900%
144                    Franklin                          2,522,944.78                  14,841.92                           5.7800%
147                    Jasper                            2,096,442.68                  13,053.23                           6.3400%
148                    Cabarrus                          1,998,625.41                  12,879.04           10              6.6800%
149                    Miami                             1,960,000.00                  12,311.29                           6.4400%
149.01                 Miami
149.02                 Miami
153                    White                             1,495,037.46                  10,594.72                           6.3900%
158                    Catawba                           1,246,776.69                   8,300.04                           6.3200%
160                    Orange                            1,200,000.00   IO                                                 5.9800%

Mortgage Loan Number   Number of Units   Unit of Measure   Original Term to Maturity or ARD (Mos.)
--------------------   ---------------   ---------------   ---------------------------------------
7                              382,841   Sq. Ft.                                               120
10                             400,141   Sq. Ft.                                               120
11                             210,670   Sq. Ft.                                               120
12                                 400   Rooms                                                 120
27                             139,921   Sq. Ft.                                               120
32                                 200   Units                                                  60
39                              68,430   Sq. Ft.                                               120
40                             477,280   Sq. Ft.                                               120
41                              68,063   Sq. Ft.                                               120
57                              59,630   Sq. Ft.                                               300
58                             140,103   Sq. Ft.                                               120
63                                 433   Pads                                                  120
64                                 473   Units                                                 120
69                                 126   Units                                                 120
70                             140,990   Sq. Ft.                                                84
76                             147,927   Sq. Ft.                                               120
84                              74,500   Sq. Ft.                                               120
89                              48,921   Sq. Ft.                                               120
90                              12,800   Sq. Ft.                                               120
93                                 239   Pads                                                   60
94                              18,018   Sq. Ft.                                               120
95                                 248   Pads                                                   60
98                              15,872   Sq. Ft.                                               120
103                                261   Pads                                                  120
106                             34,000   Sq. Ft.                                               120
107                              9,061   Sq. Ft.                                               120
110                             81,423   Sq. Ft.                                               120
116                                100   Rooms                                                 120
117                                480   Pads                                                  120
119                                129   Rooms                                                 120
121                                116   Rooms                                                 120
123                                 82   Rooms                                                 120
126                                355   Pads                                                  120
128                                 91   Rooms                                                 120
130                             21,076   Sq. Ft.                                               120
131                             65,434   Sq. Ft.                                               120
131.01                          38,356   Sq. Ft.
131.02                          27,078   Sq. Ft.
134                                235   Pads                                                  120
135                                101   Pads                                                  120
139                             20,038   Sq. Ft.                                               120
144                             42,585   Sq. Ft.                                               120
147                                 88   Units                                                 120
148                             48,175   Sq. Ft.                                               120
149                                114   Pads                                                   60
149.01                              66   Pads
149.02                              48   Pads
153                             12,925   Sq. Ft.                                               120
158                                100   Rooms                                                 120
160                             25,522   Sq. Ft.                                               120

Mortgage Loan Number   Remaining Term to Maturity or ARD (Mos.)   Maturity Date or ARD   Original Amort Term (Mos.)
--------------------   ----------------------------------------   --------------------   --------------------------
7                                                           119   07/11/16               IO
10                                                          119   07/11/16               IO
11                                                          120   08/11/16               IO
12                                                          119   07/11/16                                      360
27                                                          119   07/11/16                                      360
32                                                           59   07/11/11               IO
39                                                          119   07/11/16               IO
40                                                          113   01/11/16                                      360
41                                                          118   06/11/16                                      360
57                                                          299   07/11/31                                      300
58                                                          117   05/11/16                                      360
63                                                          119   07/11/16                                      360
64                                                          118   06/11/16                                      360
69                                                          119   07/06/16                                      360
70                                                           83   07/11/13                                      360
76                                                          114   02/11/16                                      360
84                                                          117   05/11/16                                      360
89                                                          118   06/11/16                                      360
90                                                          120   08/01/16                                      360
93                                                           60   08/11/11                                      360
94                                                          119   07/11/16                                      360
95                                                           59   07/11/11                                      360
98                                                          120   08/01/16                                      360
103                                                         119   07/11/16                                      360
106                                                         119   07/11/16                                      360
107                                                         120   08/01/16                                      360
110                                                         114   02/11/16                                      360
116                                                         117   05/01/16                                      300
117                                                         112   12/11/15                                      360
119                                                         119   07/01/16                                      300
121                                                         118   06/01/16                                      300
123                                                         119   07/11/16                                      240
126                                                         120   08/11/16                                      360
128                                                         119   07/01/16                                      300
130                                                         118   06/11/16                                      360
131                                                         119   07/11/16                                      360
131.01
131.02
134                                                         120   08/11/16                                      360
135                                                         118   06/11/16                                      360
139                                                         119   07/11/16                                      360
144                                                         115   03/11/16                                      360
147                                                         118   06/11/16                                      360
148                                                         119   07/01/16                                      360
149                                                          60   08/11/11                                      360
149.01
149.02
153                                                         118   06/11/16                                      264
158                                                         118   06/01/16                                      300
160                                                         119   07/11/16               IO

Mortgage Loan Number   Remaining Amort Term (Mos.)   Ground Lease   Master Servicing Fee Rate   ARD Loan
--------------------   ---------------------------   ------------   -------------------------   --------
7                      IO                            Fee                              0.02000%  N
10                     IO                            Fee                              0.02000%  N
11                     IO                            Fee                              0.02000%  N
12                                             359   Fee                              0.02000%  N
27                                             360   Fee                              0.03000%  N
32                     IO                            Fee                              0.02000%  N
39                     IO                            Both                             0.02000%  N
40                                             360   Fee                              0.06000%  N
41                                             360   Fee                              0.06000%  N
57                                             299   Fee                              0.02000%  N
58                                             360   Fee                              0.06000%  N
63                                             359   Fee                              0.02000%  N
64                                             360   Fee                              0.03000%  N
69                                             359   Fee                              0.08000%  N
70                                             360   Fee                              0.02000%  N
76                                             354   Fee                              0.02000%  N
84                                             357   Fee                              0.02000%  N
89                                             360   Fee                              0.02000%  N
90                                             360   Fee                              0.02000%  N
93                                             360   Fee                              0.02000%  N
94                                             360   Fee                              0.02000%  N
95                                             359   Fee                              0.02000%  N
98                                             360   Fee                              0.02000%  N
103                                            359   Fee                              0.02000%  N
106                                            360   Fee                              0.02000%  N
107                                            360   Fee                              0.02000%  N
110                                            354   Fee                              0.02000%  N
116                                            297   Leasehold                        0.04000%  N
117                                            352   Fee                              0.02000%  N
119                                            299   Fee                              0.09000%  N
121                                            298   Fee                              0.06000%  N
123                                            239   Both                             0.02000%  N
126                                            360   Fee                              0.02000%  N
128                                            299   Fee                              0.06000%  N
130                                            360   Fee                              0.02000%  N
131                                            359   Fee                              0.02000%  N
131.01                                               Fee
131.02                                               Fee
134                                            360   Fee                              0.02000%  N
135                                            358   Fee                              0.02000%  N
139                                            359   Fee                              0.02000%  N
144                                            355   Fee                              0.02000%  N
147                                            358   Fee                              0.06000%  N
148                                            359   Fee                              0.09000%  N
149                                            360   Fee                              0.02000%  N
149.01                                               Fee
149.02                                               Fee
153                                            262   Fee                              0.02000%  N
158                                            298   Fee                              0.06000%  N
160                    IO                            Fee                              0.02000%  N

Mortgage Loan Number   Anticipated Repayment Date   Additional Interest Rate   Loan Originator   Environmental Insurance
--------------------   --------------------------   ------------------------   ---------------   -----------------------
7                                                                              Nomura            N
10                                                                             Nomura            N
11                                                                             Nomura            N
12                                                                             Nomura            N
27                                                                             Nomura            N
32                                                                             Nomura            N
39                                                                             Nomura            N
40                                                                             Nomura            N
41                                                                             Nomura            N
57                                                                             Nomura            N
58                                                                             Nomura            N
63                                                                             Nomura            N
64                                                                             Nomura            N
69                                                                             Nomura            N
70                                                                             Nomura            N
76                                                                             Nomura            N
84                                                                             Nomura            N
89                                                                             Nomura            N
90                                                                             Nomura            N
93                                                                             Nomura            N
94                                                                             Nomura            N
95                                                                             Nomura            N
98                                                                             Nomura            N
103                                                                            Nomura            N
106                                                                            Nomura            N
107                                                                            Nomura            N
110                                                                            Nomura            N
116                                                                            Nomura            N
117                                                                            Nomura            N
119                                                                            Nomura            N
121                                                                            Nomura            N
123                                                                            Nomura            N
126                                                                            Nomura            N
128                                                                            Nomura            N
130                                                                            Nomura            N
131                                                                            Nomura            N
131.01                                                                                           N
131.02                                                                                           N
134                                                                            Nomura            N
135                                                                            Nomura            N
139                                                                            Nomura            N
144                                                                            Nomura            N
147                                                                            Nomura            N
148                                                                            Nomura            N
149                                                                            Nomura            N
149.01                                                                                           N
149.02                                                                                           N
153                                                                            Nomura            N
158                                                                            Nomura            N
160                                                                            Nomura            N

Mortgage Loan Number   Cross Collateralized and Cross Defaulted Loan Flag   Prepayment Provisions   Early Defeasance
--------------------   --------------------------------------------------   ---------------------   ----------------
7                                                                           Y                       N
10                                                                          N                       N
11                                                                          N                       N
12                                                                          Y                       N
27                                                                          Y                       N
32                                                                          Y                       N
39                                                                          Y                       N
40                                                                          Y                       N
41                                                                          Y                       N
57                                                                          Y                       N
58                                                                          Y                       N
63                                                                          Y                       N
64                                                                          Y                       N
69                                                                          Y                       N
70                                                                          Y                       N
76                     B&R Portfolio                                        Y                       N
84                                                                          Y                       N
89                                                                          Y                       N
90                                                                          Y                       N
93                                                                          Y                       N
94                                                                          Y                       N
95                                                                          Y                       N
98                                                                          Y                       N
103                                                                         Y                       N
106                                                                         Y                       N
107                                                                         Y                       N
110                    B&R Portfolio                                        Y                       N
116                                                                         Y                       N
117                                                                         Y                       N
119                                                                         N                       N
121                    Hickory Hospitality Investments Portfolio            Y                       N
123                                                                         Y                       N
126                                                                         Y                       N
128                                                                         Y                       N
130                                                                         Y                       N
131                                                                         Y                       N
131.01
131.02
134                                                                         Y                       N
135                                                                         Y                       N
139                                                                         Y                       N
144                                                                         Y                       N
147                                                                         N                       N
148                                                                         N                       N
149                                                                         Y                       N
149.01
149.02
153                                                                         N                       N
158                    Hickory Hospitality Investments Portfolio            Y                       N
160                                                                         N                       N

Mortgage Loan Number   Secured by LC   Interest Accrual Method   Lockbox     Annual Deposit to Replacement Reserves
--------------------   -------------   -----------------------   ---------   --------------------------------------
7                      N               Actual/360                Day 1
10                     N               30/360
11                     N               Actual/360                Day 1                                       31,601
12                     N               Actual/360                Day 1       3.0% Yearly Gross Revenue
27                     N               Actual/360                Springing
32                     N               Actual/360                Day 1                                       30,000
39                     N               Actual/360                Day 1                                       13,686
40                     N               Actual/360                Springing                                  114,531
41                     N               Actual/360                Day 1                                       10,212
57                     N               Actual/360                Day 1                                        5,967
58                     N               Actual/360                                                            14,024
63                     N               Actual/360
64                     N               Actual/360
69                     N               Actual/360                Day 1                                       31,500
70                     N               Actual/360                Day 1                                       21,149
76                     N               Actual/360                                                            29,641
84                     N               Actual/360                Day 1                                       10,529
89                     N               Actual/360                                                             8,925
90                     N               Actual/360                Springing                                    1,920
93                     N               Actual/360
94                     N               Actual/360                Day 1                                        2,703
95                     N               Actual/360
98                     N               Actual/360                Springing                                    2,765
103                    N               Actual/360
106                    N               Actual/360
107                    N               Actual/360                Springing                                    1,359
110                    N               Actual/360                                                            16,294
116                    N               Actual/360                            4.0% of Yearly Gross Revenue
117                    N               Actual/360
119                    N               Actual/360                Day 1       4.0% of Yearly Gross Revenue
121                    N               Actual/360                            4.0% of Yearly Gross Revenue
123                    N               Actual/360                Day 1                                       79,638
126                    N               Actual/360
128                    N               Actual/360                            4.0% of Yearly Gross Revenue
130                    N               Actual/360                                                             3,166
131                    N               Actual/360                Day 1                                       12,269
131.01
131.02
134                    N               Actual/360
135                    N               Actual/360                                                             5,050
139                    N               Actual/360                                                             3,988
144                    N               Actual/360                Day 1                                        6,388
147                    N               Actual/360                                                            22,000
148                    N               Actual/360                                                             4,824
149                    N               Actual/360
149.01
149.02
153                    N               Actual/360
158                    N               Actual/360                            6.6% of Yearly Gross Revenue
160                    N               Actual/360

Mortgage Loan Number   Initial Deposit to Capital Improvements Reserve   Initial TI/LC Escrow   Ongoing TI/LC Footnote
--------------------   -----------------------------------------------   --------------------   ----------------------
7                                                                7,500                                              (1)
10
11                                                                                    350,000
12
27
32
39
40                                                                                  1,500,000                       (1)
41
57                                                                                                                  (1)
58                                                                                                                  (1)
63
64                                                             250,000
69                                                             147,375
70                                                              25,250                                              (1)
76                                                              12,500                                              (1)
84                                                               2,813                                              (1)
89                                                                                                                  (1)
90                                                                                                                  (1)
93
94
95
98                                                                                                                  (1)
103
106                                                                                                                 (1)
107                                                                                                                 (1)
110                                                                                                                 (1)
116
117
119                                                            418,750
121
123                                                              9,500
126                                                             38,136
128                                                              2,500
130                                                              8,375                                              (1)
131                                                                                    50,000                       (1)
131.01
131.02
134
135                                                             12,500
139                                                                                                                 (1)
144                                                             53,750                                              (1)
147                                                             27,500
148                                                              1,250
149
149.01
149.02
153
158
160

(1) In addition to any such escrows funded at loan closing for potential TI/LC, these Mortgage Loans require funds to be escrowed during some or all of the loan terms for TI/LC expenses, which may be incurred during the loan term. In certain instances, escrowed funds may be released to the borrower upon satisfaction of certain leasing conditions.

(2) Annual Deposit to Replacement Reserves is the greater of (i) 3.0% of yearly gross revenue (which may be increased to 5.0% during the last two years of the original term of the franchise agreement if during such time any franchise inspection report is not above 90.0%) or (ii) the actual amount as required by the related management agreement.

(3) Commencing August 11, 2008, Annual Deposit to Replacement Reserves is
$30,000.

(4) With respect to the Village Mall Loan, the current balance of the TI/LC Reserve is $100,000.

(5) With respect to the DEA Building - Detroit Loan, interest-only payments commence in January 2013 through loan maturity.

(6) Commencing August 1, 2007, Annual Deposit to Replacement Reserves is 4.0% of yearly gross revenue.

(7) Annual Deposit to Replacement Reserves is $79,638 through April 2007 and 4.0% of yearly gross revenue thereafter.

See "DESCRIPTION OF THE MORTGAGED POOL - Additional Mortgage Loan Information" in the prospectus supplement.

                                    EXHIBIT B

                            Free Writing Prospectuses


1.    Free Writing Prospectus, dated July 29, 2006


2.    Free Writing Prospectus, dated July 29, 2006


3.    Free Writing Prospectus, dated August 4, 2006

[GRAPHIC OMITTED - Cover page of Term Sheet dated July 29, 2006]

[GRAPHIC OMITTED - Cover page of Free Writing Prospectus dated July 29, 2006]

[GRAPHIC OMITTED - Cover page of revised Free Writing Prospectus dated August 4, 2006]